SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


(X)  Preliminary Proxy Statement
( )  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             BARTLETT CAPITAL TRUST
                     (formerly Midwest Group Capital Trust)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                             BARTLETT CAPITAL TRUST:
                            BARTLETT BASIC VALUE FUND
                        BARTLETT VALUE INTERNATIONAL FUND
                              36 East Fourth Street
                             Cincinnati, Ohio 45202

                                                                    May __, 1997

Dear Shareholder:

         Your Board of Trustees is recommending a number of proposals designed to improve the management and operations of Bartlett Capital Trust ("Trust"). First, we are pleased to nominate several new trustees for an expanded Board of Trustees, including a senior executive of Legg Mason and five additional nominees who will provide us with an enhanced global perspective.

         Second, we have re-designed the distribution system in place for the Funds to provide improved shareholder services and attract new assets to the Funds. Most significantly, the Board is proposing that each Fund offer three classes of shares, each targeted to a separate distribution channel. We are excited about this new system, which we believe represents a more flexible way to offer Fund shares. We hope that it will help the Funds grow and enjoy economies of scale, which could mean lower expenses for all Fund shareholders. We also propose changes to the investment management arrangements for each Fund. Under these proposals, all current shareholders will have their shares redesignated as Class A shares and will continue to participate in the same investment product as before at a lower expense level, as more fully described in the proxy statement. All current shareholders will continue to be able to purchase shares without front-end sales charges. All of these proposals, along with the ratification of the Trust's accountants for fiscal 1998, are described fully in the attached proxy statement.

         Your vote is important to us, no matter how many shares you own. We have retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. If we have not received your vote as the meeting date approaches, you may receive a telephone call from them reminding you to exercise your right to vote.

         Thank you for your continuing investment in the Funds. The trustees of the Trust recommend that you approve each of the proposals presented. If you have any questions concerning any of the proposals to be considered at the meeting, please contact Kathi Bair at 1-800-___-____. Your comments and questions are always welcome.

                                       Sincerely yours,



                                       Dale H. Rabiner
                                       Chairman of the Board

                             BARTLETT CAPITAL TRUST:
                            BARTLETT BASIC VALUE FUND
                        BARTLETT VALUE INTERNATIONAL FUND
                              36 East Fourth Street
                             Cincinnati, Ohio 45202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON July [15], 1997

To The Shareholders:

         A special meeting of shareholders ("Meeting") of Bartlett Capital Trust ("Trust"), consisting of Bartlett Basic Value Fund and Bartlett Value International Fund (each, a "Fund"), will be held on July [15], 1997 at [10:00 a.m.], Eastern time, at 36 East Fourth Street, Cincinnati, Ohio 45202, for the purpose of considering the following proposals, all as described in the accompanying proxy statement:

         1. To elect ten members of the Board of Trustees to serve indefinite terms until their successors are duly elected and qualified;

         2.       To approve amendments to the Trust's Declaration of Trust;

         3.       To  consider  new  investment   management  and   distribution
                  arrangements, which proposal would include the following:

                           a. Approving a new Investment Management Agreement between the Trust and Bartlett & Co. relating to each Fund; and

                           b. Approving a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, relating to each Fund;

         4. To ratify the selection of Coopers & Lybrand, L.L.P. as the independent accountants for the Trust for each Fund's fiscal year ending March 31, 1998; and

         5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of a Fund at the close of business on May 23, 1997. Whether or not you intend to attend the Meeting in person, you may vote in any one of the following three ways:

         1. Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope; or

         2. Vote by telephone by calling Shareholder Communications Corporation ("SCC") toll-free at 1-800-733-8481, Ext. [ ] from 9:00 a.m. to 8:00 p.m. (Eastern time) (a confirmation of your telephone vote will be mailed to you); or

         3. Vote, sign, date and fax the enclosed proxy card to SCC at 1-800-733-1885 (a confirmation of your telefacsimile vote will be mailed to you).

                                       By Order of the Board of Trustees,


                                       Kathi D. Bair
                                       Secretary
May __, 1997

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

         Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

--------------------------------------------------------------------------------

                             BARTLETT CAPITAL TRUST:
                            BARTLETT BASIC VALUE FUND
                        BARTLETT VALUE INTERNATIONAL FUND
                              36 East Fourth Street
                             Cincinnati, Ohio 45202


                                 PROXY STATEMENT
           Special Meeting of Shareholders to be held July [15], 1997
                             -----------------------


         This proxy statement is being furnished to the shareholders of Bartlett Capital Trust ("Trust"), consisting of Bartlett Basic Value Fund ("Value Fund") and Bartlett Value International Fund ("International Fund") (each, a "Fund" and collectively, the "Funds"), in connection with a solicitation of proxies by and on behalf of the Trust's Board of Trustees for use at a special meeting of the shareholders of the Trust, to be held on July [15], 1997 at [10:00 a.m.], Eastern time, at 36 East Fourth Street, Cincinnati, Ohio 45202, or any adjournment or adjournments thereof (collectively, the "Meeting").

         The proxies named in the enclosed form of proxy will vote in accordance with your direction when it is returned properly executed. If you sign, date and return the form of proxy but give no voting instructions, your shares will be voted in favor of the ten nominees for trustees named herein; in accordance with the recommendation of your Board of Trustees as to all other proposals; and, at the discretion of the proxy holders, on any other matter that may properly have come before the Meeting. You may revoke your form of proxy by giving another proxy or by letter directed to the Trust showing your name and account number. Such revocation, to be effective, must be received prior to the Meeting. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

         As of the record date, May 23, 1997, the Trust had [_________] shares of beneficial interest outstanding, consisting of [__________] shares of Value Fund and [__________] shares of International Fund. [FirstCinco PT, Cincinnati, Ohio, owned 13.29% of Value International's outstanding shares as of the record date.] Management does not know of any other person who owned beneficially 5% or more of a Fund's outstanding shares on the record date. The solicitation of proxies will occur primarily by mail but also may include telephone or oral communications by regular employees of Bartlett & Co. ("Bartlett") or by Shareholder Communications Corporation, a third-party proxy solicitor. The costs of such solicitation, estimated at $10,000, will be borne by Bartlett. Shareholders of record on the record date are entitled to one vote for each share held and fractional votes for fractional shares held.

         The presence in person or by proxy at the Meeting of the owners of a majority of the shares entitled to vote is required for a quorum. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against any proposal, because the required vote is a percentage of the shares present or outstanding.

         A shareholder receiving this proxy statement may hold shares in one or both Funds. A proxy card with respect to each Fund of which a shareholder owns shares accompanies this proxy statement. A shareholder may execute proxies or vote at the Meeting with respect to all shares owned in each of the Funds.

         A copy of the Funds' annual report for the fiscal year ended March 31, 1997, containing financial and other information, accompanies this proxy statement. The proxy statement, along with the Notice of Meeting, proxy card and annual report, will first be mailed to shareholders on or about May [__,] 1997.

                                  INTRODUCTION

         The Trust's Board of Trustees recommends that shareholders approve each of the proposals discussed below. First, management of the Trust has nominated several new trustees for an expanded Board of Trustees, including a senior executive of the Legg Mason mutual funds and five additional nominees, many with extensive international experience. Management believes that the election of the recommended nominees and the expansion of the Board will create a diverse group of Board members with an enhanced global perspective. The background and experience of each nominee as well as additional information relating to this proposal is set forth in Proposal 1.

         Second, on April 4, 1997, following a series of meetings, the Board of Trustees, including a majority of those trustees who are not "interested persons" (as that term is defined under the Investment Company Act of 1940
("1940 Act")) of the Trust or of Bartlett, the Funds' investment manager ("independent trustees"), considered and approved a number of changes to the capital and operating structure of the Funds. Bartlett recommended these changes to the Board in order to provide improved shareholder services and to attract new shareholders and assets to the Funds. Most significantly, the Board approved a proposal that each Fund offer three classes of shares, each targeted to a separate distribution channel, pursuant to a multiple class plan ("Plan"). At the April 4 meeting, the Board and the independent trustees determined that adoption of the Plan would be in the best interests of each class individually, once established, and of each Fund as a whole.

         Under the Plan, each Fund will offer three classes of shares to the general public - Class A, Class C and Class Y. All current Fund shareholders will have their shares redesignated as Class A shares; certain current shareholders who are eligible will then have those Class A shares exchanged for Class Y shares without the imposition of any sales charge. Each class will have essentially the same rights and privileges as each other class of shares, and each class will represent interests in the same assets of a Fund. The classes of shares will differ as follows: (1) if plans of distribution are approved with respect thereto, Class A and Class C shares, unlike Class Y shares, will bear certain fees under those plans and have exclusive voting rights on matters pertaining to those plans; (2) Class A shares, unlike Class C and Class Y shares, will be subject to an initial sales charge and to a contingent deferred sales charge on certain redemptions (although all shareholders of Class A shares at the time of conversion to the multiple class structure will be able to purchase additional Class A shares without being subject to a sales charge); and
(3) each class might bear differing amounts of certain class-specific expenses. Each share of each class of a Fund will be entitled to participate equally in dividends and other distributions and the proceeds of any liquidation, except that, due to the differing expenses to be borne by the three classes, such distributions and proceeds are likely to be higher for the Class A and Class Y shares than for the Class C shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

         The principal features of each of the three classes are described below. Complete information concerning each class of shares and its features will be provided in the Funds' prospectuses and statement of additional information.

         Class A Shares. Class A shares of each Fund generally will be offered and sold with an initial sales charge which will vary with the amount purchased, and, if Proposal 3 is approved, will be subject to a service fee at an annual rate of 0.25% of the average daily net assets of that class. Existing shareholders who maintain continuously their Class A share account in a Fund will be able to purchase additional Class A shares of that Fund at the then current net asset value without imposition of an initial sales charge. The initial sales charge may be waived for certain eligible purchasers and reduced for certain other eligible purchasers. The sales charge schedule, which may be changed from time to time, is currently expected to be as follows:


                              Sales Charge Schedule
                              ---------------------

                             Sales Charge as a          Sales Charge as a
                               Percentage of        Percentage of Net Amount
   Amount of Purchase          Offering Price               Invested
   ------------------          --------------               --------

   Up to $24,999                    4.75%                     4.99%
   $25,000 to $49,999               4.50%                     4.71%
   $50,000 to $99,999               4.00%                     4.17%
   $100,000 to $249,000             3.50%                     3.63%
   $250,000 to $499,999             2.50%                     2.56%
   $500,000 to $999,999             2.00%                     2.04%
   $1 million or more               0.00%*                    0.00%

* A contingent deferred sales charge ("CDSC") of 1% of the shares' net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of shares purchased pursuant to the front-end sales charge waiver for purchases of $1 million or more made within one year of the purchase date.

         Class C Shares. Class C shares of the Funds will be sold with no initial sales charge or CDSC but will be charged distribution and service fees at an annual rate of 1.00% of the average daily net assets of that class pursuant to a plan of distribution adopted pursuant to Rule 12b-1 of the 1940 Act.

         Class Y Shares. Class Y shares, which will only be of limited availability, will be sold without an initial sales charge, CDSC or any distribution or service fees. Shareholders eligible to purchase Class Y shares include: (i) advisory clients of Bartlett that are employee benefit or retirement plans, other than individual retirement accounts and self-employed individual retirement plans; (ii) retirement plans having net assets of at least $20 million, (iii) purchasers of $5 million or more and (iv) participants in certain wrap fee investment advisory programs that are currently or in the future sponsored by Bartlett and that may invest in the Bartlett Funds, provided that shares are purchased through or in connection with those programs. As noted, those current Fund shareholders who meet the eligibility requirements will have their Class A shares exchanged for Class Y shares without charge.

         In addition, under the Plan, Class A, Class C and Class Y shares of each Fund may be exchanged for shares of the corresponding class of the other Bartlett mutual funds or for shares of Legg Mason Cash Reserve Trust, a money market fund, or may be acquired through an exchange of shares of the corresponding class of other Bartlett mutual funds or for shares of Legg Mason Cash Reserve Trust.

         It is anticipated that, assuming unchanged asset levels and taking into account voluntary fee waivers, all current Fund shareholders will be subject to lower total operating expenses as a percentage of net assets than those they currently experience following the implementation of the new multiple class system.

         In evaluating and adopting the proposed Plan, the Board considered several factors, including that implementing the Plan would (i) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Funds and attracting new investors and assets to the Funds to the benefit of each Fund and its shareholders; (ii) facilitate distribution of each Fund's shares; and (iii) enhance the competitive position of the Funds in relation to the many other funds that have implemented similar multiple class distribution arrangements. The Board stated its belief that by providing investors with more choices as to how they purchase shares, more investment dollars will potentially be brought into each Fund. This, is turn, will benefit the holders of all three classes of each Fund by facilitating the management of each Fund's investments and by potentially reducing each Fund's overall operating expense ratio through economies of scale.

         In order to implement the new multiple class system, the Board recommends that the Trust's shareholders approve amendments to the Trust's Declaration of Trust that would clarify that each series of the Trust (including the Funds) may offer multiple classes of shares with differing features. These amendments are discussed in Proposal 2. Implementation of the Plan is contingent upon shareholder approval of Proposal 2. To the same end, the Board recommends that each Fund's shareholders approve a new investment management agreement and approve the proposed plan of distribution authorizing the payment of a separate distribution and service fee for Class A shares. These proposals are discussed in Proposal 3. The Board also recommends that Trust shareholders approve Proposal 4 and ratify the selection of the Trust's independent accountants for each Fund's current fiscal year.

         Finally, at its February 24, 1997 meeting, the Board of Trustees, including the independent trustees, considered and approved an Agreement and Plan of Reorganization and Termination under which Bartlett Europe Fund ("Europe Fund"), a newly organized series of the Trust, would acquire the assets of Worldwide Value Fund, Inc. ("Worldwide Value"), a closed-end investment company, in exchange for Class A shares of beneficial interest in Europe Fund and the assumption by Europe Fund of Worldwide Value's liabilities. Europe Fund was created to enable Worldwide Value to convert to an open-end investment company. Worldwide Value shareholders approved the transaction at a meeting held on April 30, 1997. If the proposed reorganization is implemented (a closing in late July of this year is anticipated), Europe Fund would become the third operating series of the Trust. Shareholders of each series, including the Funds, will have full exchange privileges for the other series. The Worldwide Value reorganization is referenced in connection with a number of the proposals addressed in this proxy statement.


                        PROPOSAL 1. ELECTION OF TRUSTEES

         The Board of Trustees has decided to fill two existing vacancies and to further expand its membership and, accordingly, has nominated the ten individuals identified below for election to the Board at the Meeting. The ten trustees elected will constitute the entire Board of Trustees, each trustee to hold office until his successor is selected and qualified. Unless you give contrary instructions in the form of proxy, your proxy will be voted for the election of the ten nominees. Each of the nominees has indicated his willingness to serve if elected. If any of the nominees should withdraw or otherwise become unavailable for election due to events not now known or anticipated, unless the Board reduces the number of trusteeships, the proxies will vote for such other nominee or nominees as management may recommend.

         The addition of trustees with extensive international experience and the expansion in the number of trustees reflects the Board's belief that a larger membership with an enhanced global perspective will benefit the Funds and their shareholders. International Fund currently invests primarily in foreign equity securities. The Trust's newly organized Europe Fund series will normally invest at least 65% of its net assets in equity securities of European issuers. Two of the three operating series of the Trust will thus invest primarily overseas. In addition to an enhanced global perspective, the Board believes that the election of the nominees, by virtue of their distinguished careers in business and finance, would bring other valuable expertise to the Board.

         Four of the nominees are currently trustees of the Trust. Messrs. Kellar and Rabiner have acted as trustees of the Trust since it began operations in 1982. Messrs. Schriber and Sheehan have each acted as trustee since March 1983 and June 1985, respectively. The additional six nominees, Messrs. Campbell, Cashman, Deegenaar, Grant, Swindells, and Ysenburg, are currently directors of Worldwide Value. Mr. Cashman is also affiliated with Legg Mason, Inc. ("Legg Mason").

         The nominees for election, their ages and a description of their principal occupations are listed in the table below. All trustees and officers of the Trust as a group (twelve persons) owned beneficially less than [__]% and [ ]% of the shares outstanding of Value Fund and International Fund, respectively, at March 31, 1997. This includes shares shown in the following table and notes thereto.




                                                                             Shares Owned        Shares Owned
                                                                             Beneficially in     Beneficially in
                                   Business Experience During Past           Value               International
Nominee (Age)                      Five Years; Other Directorships           Fund (1)            Fund (1)
-------------                      -------------------------------           --------            --------

A. John W. Campbell (50)           Nominee.  Director of  Campbell  Lutyens         -0-                 -0-
                                   &  Co.  Ltd  (U.K.   investment  banking
                                   firm)  since  1988;  Director of Beradin
                                   Holdings,   PLC   (__________)   (U.K.);
                                   Director of Worldwide Value Fund, Inc.

Edmund J. Cashman, Jr.* (60)       Nominee.     Senior    Executive    Vice         -0-                 -0-
                                   President  and  Director  of Legg  Mason
                                   Wood Walker,  Incorporated;  Director of
                                   Legg Mason Tax Exempt Trust,  Inc.; Vice
                                   Chairman  of Legg  Mason  Income  Trust,
                                   Inc.;  Trustee  and  President  of  Legg
                                   Mason   Tax-Free    Income   Fund;   and
                                   Director  of E.A.  Engineering,  Science
                                   and  Technology,   Inc.   (___________);
                                   Director of Worldwide Value Fund, Inc.

Henri Deegenaar (61)               Nominee.     Independent     Consultant;         -0-                 -0-
                                   Investment   Adviser  to  Saint   Honore
                                   Marche  Emergents   (French   investment
                                   company);   Director   of   Guilbert  SA
                                   (office supplies  distribution  company)
                                   and OFREX (office supplies  distribution
                                   company)  (UK);  Director  of  Worldwide
                                   Value Fund, Inc.;  formerly President of
                                   Development  and Finance - DEFI  (French
                                   investment holding company) 1987-1991.


                                       5



                                                                             Shares Owned        Shares Owned
                                                                             Beneficially in     Beneficially in
                                   Business Experience During Past           Value               International
Nominee (Age)                      Five Years; Other Directorships           Fund (1)            Fund (1)
-------------                      -------------------------------           --------            --------

Ian F.H. Grant (57)                Nominee.     Managing     Director    of         -0-                 -0-
                                   Glenmoriston   Estates  Ltd.   (Scottish
                                   holding  company);  Chairman  of Pacific
                                   Assets   Trust  PLC   (U.K.   investment
                                   company);  Director  of  Royal  Bank  of
                                   Scotland  PLC,  Royal  Bank of  Scotland
                                   Group  PLC,  Banco  Santander  SA, and a
                                   number of publicly  owned  companies  in
                                   Europe  and the Far  East;  Director  of
                                   Worldwide Value Fund, Inc.

Lorrence T. Kellar (59)            Trustee of Trust;  Vice President - Real        105(2)            2,240(2)
                                   Estate for Kmart Corporation (a  general
                                   merchandise retailer) since  May   1996;
                                   previously  employed   as   Group   Vice
                                   President of Finance  and Real Estate at
                                   The   Kroger   Co.  (a  food  retailer);
                                   Director   of    BT    Office   Products
                                   International,  Inc.  and   Director  of
                                   Multi-Color Corporation.

Dale H. Rabiner * (45)             Trustee  of  Trust;   Senior   Portfolio      3,069(3)               -0-
                                   Manager  and  a  managing   Director  of
                                   Bartlett.

Alan R. Schriber (51)              Trustee  of  Trust;   President  of  ARS      3,737(2)(4)         3,539(2)
                                   Broadcasting  Corp.  (owner and operator
                                   of radio stations).

William P. Sheehan (70)            Trustee of Trust;  Retired  Chairman  of      2,085(2)            1,235(2)
                                   the State of Ohio  Employment  Relations
                                   Board; Trustee of Student Loan Funding.

Charles J. Swindells (54)          Nominee.   Vice  Chairman,   U.S.  Trust         -0-                 -0-
                                   Company  of  the  Pacific  Northwest  (a
                                   non-depository  trust company);  Founder
                                   of  Capital  Trust  Company,  which  was
                                   merged  into U.S.  Trust  Company of New
                                   York in July of 1993;  Chairman,  Oregon
                                   Public  Broadcasting;  Chairman  of  the
                                   Board of  Worldwide  Value  Fund,  Inc.;
                                   formerly  Trustee of the  Oregon  Public
                                   Employee Pension Trust Fund.

                                       6




                                                                             Shares Owned        Shares Owned
                                                                             Beneficially in     Beneficially in
                                   Business Experience During Past           Value               International
Nominee (Age)                      Five Years; Other Directorships           Fund (1)            Fund (1)
-------------                      -------------------------------           --------            --------

Prinz Wolfgang E. Ysenburg (60)    Nominee.   Director   of  Holland   Fund         -0-                 -0-
                                   (Dutch investment company);  Director of
                                   Beteilingungsgesellschaft        (German
                                   investment    company);    Director   of
                                   Profirent  Investment  Fund  (        );
                                   Director   of   Worldwide  Value   Fund,
                                   Inc.;   formerly   Chairman   of   Unico
                                   Investment  Fund   Management   Company,
                                   S.A.,   Unico   Equity  Fund  and  Unico
                                   Financial  Services,   S.A.  (Luxembourg
                                   investment companies)
----------------------
* Messrs. Cashman and Rabiner are deemed to be "interested persons" of the Trust as that term is defined in the 1940 Act because of their share ownership in Legg
Mason and  associations  with Legg  Mason and  Bartlett,  respectively.
(1) All shares are owned as of April 21,  1997.  For this  purpose,  "beneficial ownership" is defined in the  regulations  under section 13(d) of the Securities
Exchange Act of 1934. The  information  is based on statements  furnished to the
Trust by the  nominees.  Unless  otherwise  indicated,  no  trustee  or  officer beneficially owned more than 1% of the shares outstanding.
(2) This  total  represents  shares  of a Fund for which  the  nominee  has sole investment and sole voting power.
(3) Indicates shares held in a retirement plan.
(4) Mr.  Schriber  disclaims  beneficial  ownership  of 3,153 shares of the Fund owned by his wife.

         The Board of Trustees met four times during the fiscal year ended March
31, 1997, and each trustee named above attended at least 75% of all the meetings of the Board. The Trust does not have an Audit Committee, a Compensation
Committee or a Nominating Committee. The Board of Trustees nominates individuals for election to the Board. Those trustees who are not affiliated with Bartlett or Legg Mason are paid an annual fee of $2,000 and an attendance fee of $1,000 per meeting of the Board plus travel and out-of-pocket expenses incurred in connection with Board of Trustees' meetings.

         The following table provides certain information relating to the compensation of the Trust's trustees for the fiscal year ended March 31, 1997.

Compensation Table


     =========================================================================================================
     Name of Person and Position:                    Aggregate Compensation       Total   Compensation   from
                                                           From Trust:            Trust Complex*
     =========================================================================================================
     Lorrence T. Kellar, Trustee                             $6,400                         $8,000
     =========================================================================================================
     Dale H.  Rabiner,  Chairman  of the  Board                $0                             $0
     and Trustee
     =========================================================================================================
     Philip J. Ringo**                                      [$1,500]                       [$1,500]
     =========================================================================================================
     Alan R. Schriber, Trustee                               $4,800                         $6,000
     =========================================================================================================
     William P. Sheehan, Trustee                             $4,800                         $6,000
     =========================================================================================================

         * Prior to December 20, 1996, there were two registered investment companies in the Bartlett mutual funds complex, the Trust and Bartlett Management Trust. The latter is no longer in operation.
         **   Mr. Ringo resigned as trustee effective February 6, 1997.

Officers

         The executive officers of the Trust, their principal occupations and share holdings in each Fund are as follows:

       Name and Position                                           Shares Owned Beneficially   Shares Owned Beneficially
           with Trust                  Principal Occupation             in Value Fund(1)        in International Fund(1)
           ----------                  --------------------             ----------------        ------------------------
Dale H. Rabiner, CFA,             Senior Portfolio  Manager and a           3,069(3)                       -0-
  President                       Managing Director of Bartlett

James B. Reynolds, CFA            Senior Portfolio  Manager and a           5,180(2)(4)                11,302(3)
  Vice President                  Managing Director of Bartlett

Marie K. Karpinski, CPA           Treasurer  of Legg  Mason  Fund              -0-                         -0-
  Vice President and Treasurer    Adviser,  Inc.,  Vice President
                                  and    Treasurer    of    other
                                  registered           investment
                                  companies  for which Legg Mason
                                  Fund    Adviser,     Inc.    is
                                  investment  adviser or manager,
                                  and  Vice   President  of  Legg
                                  Mason Wood Walker, Incorporated

Madelynn M. Matlock, CFA          Director    of    International           6,055(5)                   12,621(6)
  Vice President                  Equities for Bartlett

James A. Miller,                  Senior    Portfolio    Manager,          51,239(7)                   37,830(8)
  Vice President                  President  and  a  Director  of
                                  Bartlett

Thomas A. Steele,                 Vice  President,  Secretary and           2,796(9)                    3,308(10)
  Assistant Treasurer and         Treasurer of Bartlett
   Assistant Secretary

Woodrow H. Uible, CFA             Senior  Portfolio   Manager  of              -0-                         -0-
  Vice President                  Bartlett

Kathi D. Bair, Secretary          Secretary/Assistant                          -0-                         -0-
                                  Treasurer/Assistant   Secretary
                                  of other registered  investment
                                  companies  for which Legg Mason
                                  Fund    Adviser,     Inc.    is
                                  investment adviser or manager

(1) All shares are owned as of April 21, 1997. For this purpose, "beneficial ownership" is defined in the regulations under section 13(d) of the Securities Exchange Act of 1934. The information is based on statements furnished to the Trust by the Trust's officers.

(2) This total represents shares of a Fund for which the officer has sole investment and sole voting power.

(3) Indicates shares held in a retirement plan.

(4) Mr. Reynolds disclaims beneficial ownership of 5,162 shares of the Fund owned by his wife.

(5) Ms. Matlock's total for the Fund includes 1,324 shares held in a retirement plan, 342 shares for which she has shared voting and investment power and 4,389 shares for which she has sole voting and investment power. Ms. Matlock disclaims beneficial ownership of 278 shares of the Fund owned by her husband.

(6) Ms. Matlock's total for the Fund includes 3,468 shares held in a retirement account, 3,744 shares for which she has shared voting and investment power and 5,409 shares for which she has sole voting and investment power.

(7) Mr. Miller's total for the Fund includes 41,377 shares held in a retirement account, 6,071 shares for which he has shared voting and investment power and 3,791 shares for which he has sole voting and investment power. Mr. Miller disclaims beneficial ownership of 17,133 shares of the Fund owned by his wife and children.

(8) Mr. Miller's total for the Fund includes 16,027 shares held in a retirement account, 11,282 shares for which he has shared voting and investment power and 10,521 shares for which he has sole voting and investment power. Mr. Miller disclaims beneficial ownership of 13,694 shares of the Fund owned by his wife an children.

(9) Mr. Steele's total for the Fund includes 999 shares held in a retirement account and 1,797 shares for which he has sole voting and investment power.

(10) Mr. Steele's total for this Fund includes 1,143 shares held in a retirement account and 2,165 shares for which he has sole voting and investment power.

         The address of each of the above-listed persons is 36 East Fourth Street, Cincinnati, Ohio 45202, except for Marie Karpinski and Kathi Bair, whose addresses are 7 East Redwood Street, Baltimore, Maryland 21202. No executive officer of the Trust received compensation from the Trust for his or her service as officer. All of the current executive officers of the Trust have served as such since the Trust began operations in 1982, except for Ms. Karpinski and Ms. Bair, who were both elected in February 1996.

         Trustees may be elected by a vote of the holders of a plurality of the shares present, by person or by proxy, at the Meeting. Shares of both Funds shall be voted as a single class for purposes of Proposal 1.

          THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.


        PROPOSAL 2. APPROVAL OF AMENDED AND RESTATED DECLARATION OF TRUST

         Approval of the Amended and Restated Declaration of Trust (the "Amended Declaration") for the Trust would clarify that its Board may create separate classes of shares of any series of the Trust with differing features. The proposed text of the Amended Declaration is set forth in Appendix A hereto. Each class of shares established by the Board under the Amended Declaration would have essentially the same rights, privileges and preferences as any other class of shares within the same series, except that the Amended Declaration would clarify that the Board is authorized to allocate expenses on a class-by-class basis, declare and pay dividends and distributions that may vary among classes, reduce the proceeds payable with respect to a particular class of shares upon redemption and provide for voting on a class-by-class basis on matters that only affect a particular class. This arrangement is common among many mutual funds that provide for separate classes of shares.

         The Amended Declaration would also make clear that the Board is authorized to establish separate classes of shares of any series of the Trust at any time (for Value Fund, International Fund, Europe Fund and for any future series). The Board believes that it is in the interests of the Trust and its shareholders for the Board to have this authority, and the flexibility to create separate classes of shares when appropriate. As previously noted, creating separate classes of shares allows the Board to offer Funds whose shares have different distribution systems, for which differing sales charges and fees may be charged, and which may enable the Trust to allocate certain expenses over a larger base of assets. If the Amended Declaration is approved, all outstanding shares of each Fund on the date the Amended Declaration is executed will be redesignated as Class A shares.

         Approval of Proposal 2 requires the affirmative vote of the holders of the majority of the shares of the Trust entitled to vote at the Meeting. Shares of both Funds shall be voted as a single class for purposes of Proposal 2. The Amended Declaration would become effective upon adoption by the shareholders. If it is not approved by the Trust's shareholders, the trustees will take such action as they deem necessary or appropriate in the best interests of the Trust's shareholders.

          THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.


 PROPOSAL 3. APPROVAL OF NEW INVESTMENT MANAGEMENT AND DISTRIBUTION ARRANGEMENTS

         In connection with the implementation of the multiple class system, the Board has approved (i) a proposed Investment Management and Administration Agreement ("Proposed Management Agreement") between the Trust (on behalf of each
Fund) and Bartlett, and (ii) a proposed Class A Plan of Distribution for each Fund pursuant to Rule 12b-1 under the 1940 Act. The terms and conditions of the Proposed Management Agreement and the proposed Class A Plan of Distribution, which are attached to this proxy statement at Appendixes B and C, respectively, are described below. Additional information about Bartlett is set forth in the section of the proxy statement entitled "Additional Information About Bartlett & Co." Additional information about the Trust's distributor, BFP Financial Partners, Inc. ("BFP"), is set forth in the section of the proxy statement entitled "Additional Information About BFP Financial Partners, Inc."

a.       APPROVAL OF PROPOSED INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT

         Under the terms of each Fund's current investment management agreement, each Fund pays a management fee to Bartlett which covers investment advisory, transfer agency, pricing, custodial and legal services, and general administrative and other operating expenses. This type of "unitary fee" arrangement is unlike that of most mutual funds. Under the terms of the Proposed Management Agreement for each Fund, as explained below, Bartlett would be paid a fee for investment advisory and administration services and each Fund would separately contract and pay for the provision of other services. The proposed arrangements are typical of those of most mutual funds.

         If the proposed arrangements are approved, it is anticipated that, assuming current asset levels are maintained and taking into account voluntary fee waivers, all current Fund shareholders, regardless of whether they hold Class A or Class Y shares, will be subject to total operating expenses as a percentage of net assets lower than those they currently experience under the "unitary fee" arrangements.

         CURRENT INVESTMENT MANAGEMENT ARRANGEMENTS. The Funds' current investment management arrangements are set forth in the Amended and Restated
Management Agreement, dated January 2, 1996, between the Trust (on behalf of Value Fund) and Bartlett, and the Second Amended and Restated Management
Agreement, also dated January 2, 1996, between the Trust (on behalf of International Fund) and Bartlett (each, a "Current Agreement" and collectively, the "Current Agreements"). The Current Agreements have been in effect since January 2, 1996, and were approved by the shareholders of Value Fund and International Fund, respectively, at a special meeting of shareholders held on December 28, 1995. Shareholder approval of the agreements was required as a result of the merger of Bartlett with Legg Mason, pursuant to which Bartlett became a wholly-owned subsidiary of Legg Mason (the "Merger").

         As noted above, under the terms of the Current Agreements, Bartlett currently pays all of the expenses of the Trust, except brokerage, taxes, interest and extraordinary expenses. As compensation for Bartlett's provision of advisory services to Value Fund and Bartlett's agreement to pay the expenses of that Fund, the Trust pays

Bartlett an aggregate fee, computed and accrued daily and paid monthly at an annual rate of 2% of its average daily net assets up to and including $10 million, 1.5% of its average daily net assets in excess of $10 million and up to and including $30 million and 1% of its average daily net assets in excess of $30 million. Under the Current Agreement with respect to International Fund, as compensation for Bartlett's provision of advisory services and Bartlett's agreement to pay the expenses of that Fund, International Fund pays Bartlett a fee, computed and accrued daily and paid monthly at an annual rate of 2% of its average daily net assets up to and including $20 million, 1.75% of its average daily net assets in excess of $20 million up to and including $200 million and 1.25% of its average daily net assets in excess of $200 million.

         Until the Merger, Bartlett provided general administrative, fund accounting, transfer agency, dividend disbursement, plan agency and shareholder services to the Trust. The costs for such services were not separately paid to Bartlett, but were included within the investment advisory fees received from the Trust. During the year following the Merger, Bartlett ceased providing these services to its clients, including the Funds. Legg Mason Fund Adviser, Inc., a Legg Mason subsidiary and affiliate of Bartlett, whose address is 111 South Calvert Street, Baltimore, Maryland 21202, was selected as the Fund's administrator and since that time has managed the Trust's business affairs and provided the Trust with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Legg Mason Fund Adviser, Inc. is compensated for such services by Bartlett, which compensation is limited to reimbursement for the allocable salary and benefits costs in providing the services. Third party providers have been engaged to provide the other services described above, although Bartlett is responsible for the costs of such services. Bartlett is also responsible for the costs of custodial services, regardless of whether Bartlett or another entity provides those services. To the extent any of these services are performed by a party other than Bartlett at costs different from those incurred when Bartlett provided those services, Bartlett has lower or higher net profits with respect to the investment advisory fees it receives from the Trust.

         For the fiscal year ended March 31, 1997, Bartlett received fees of $3,508,805 in the aggregate from the Trust, including fees from two series of the Trust since liquidated. The following table sets forth the fees received from each Fund for the fiscal year ended March 31, 1997:

                  Value Fund               International Fund
                  ----------               ------------------
                  $1,468,801                  $1,430,591

         Pursuant to the Current Agreements, Bartlett retains the right to use the name "Bartlett" in connection with another investment company or business enterprise with which Bartlett is or may become associated. The Trust's right to use the name "Bartlett" automatically ceases 30 days after termination of the Current Agreements and may be withdrawn by Bartlett on 30 days' written notice.

         The Current Agreements also provide that except as otherwise provided under the 1940 Act, neither Bartlett, nor any of its shareholders, officers, trustees, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under or payments made pursuant to the Current Agreements or any other matter to which the Current Agreements relate, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of its or his or her duties under the Current Agreements or by reason of reckless disregard by any of such persons of its or his or her obligations and duties under the Current Agreements.

         Each Current Agreement is for a two-year term expiring on January 2, 1998, and may continue thereafter on a year to year basis if so approved by a vote of the Board of Trustees, including the majority of its independent trustees, in accordance with the 1940 Act and pursuant to the terms and conditions of the Current Agreements. Each Current Agreement may be terminated without penalty by either party thereto upon 60 days' written notice, and will automatically terminate upon its assignment, as defined in the 1940 Act.

         The Current Agreements also provide that, subject to policies established by the Trust's Board of Trustees, Bartlett will be responsible for the Trust's portfolio decisions and the placing of its portfolio transactions. In placing portfolio transactions, Bartlett will seek the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Bartlett will generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. The Trust has no obligation to deal with any broker or dealer in the execution of its transactions.

         The Current Agreements specifically authorize Bartlett to select brokers or dealers who also provide brokerage and research services to the Trust and/or other accounts over which Bartlett exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if Bartlett determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either a particular transaction or Bartlett's overall responsibilities with respect to the Trust and to accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may be used by Bartlett in servicing all of its accounts, and not all such services may be used by Bartlett in connection with the Trust. Likewise, research and information provided by brokers or dealers serving other clients may be useful to Bartlett in connection with its services to the Trust.

         The Current Agreements further provide that Bartlett and its affiliates (including Legg Mason Wood Walker, Inc. ("LMWW"), Legg Mason's principal brokerage subsidiary), in their capacity as broker-dealers, may receive brokerage commissions in connection with effecting portfolio transactions for the Trust. The Trust will not effect any brokerage transactions in the Funds' portfolio securities with Bartlett or its affiliates if such transactions would be unfair or unreasonable to the Trust's shareholders, and the commissions will be paid solely for the execution of trades and not for any other services.

         Over-the-counter transactions may be placed either directly with principal market makers or with broker-dealers, including Bartlett and its affiliates, if the same or a better price, including commissions and executions, is available. Fixed-income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked price. While the Trust contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given to other firms from time to time. Bartlett and its affiliates do not receive reciprocal brokerage business as a result of the brokerage business placed by the Trust with others.

         Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Trust, including Bartlett and its affiliates, will not serve as the Trust's dealer in connection with such transactions. However, affiliated persons of the Trust may serve as its broker in over-the-counter transactions conducted on an agency basis.

         In determining the commissions to be paid to Bartlett or its affiliates, it is the policy of the Trust that such commissions will, in the judgment of the Board of Trustees, be (a) at least as favorable to the Trust as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Trust as commissions contemporaneously charged by Bartlett and its affiliates on comparable transactions for its most favored unaffiliated customers, except for customers of Bartlett considered by a majority of the Trust's independent trustees not to be comparable to the Trust. The Board of Trustees, including a majority of the independent trustees, will from time to time review, among other things, information relating to the commissions charged by Bartlett and its affiliates to the Trust and its other customers, and posted rates and other information concerning the commissions charged by other qualified brokers.

         To the extent that the Trust and another of Bartlett's clients seek to acquire the same security at or about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

         For the fiscal year ended March 31, 1997, no brokerage commissions were paid by the Trust or a Fund to Bartlett or any affiliate.

         PROPOSED INVESTMENT MANAGEMENT AND ADMINISTRATION ARRANGEMENTS. As noted, under the Proposed Management Agreement, the unitary fee structure currently in place will be eliminated. Rather than having each Fund pay a single fee to Bartlett for advisory services and expenses (except brokerage, taxes, interest and extraordinary expenses), and Bartlett in turn either providing those services or separately arranging for a third party to provide them, each Fund will pay Bartlett a fee for investment advisory and administration services only and will contract with and pay third party service providers directly for other necessary services. The entities who will provide these services will remain the same, except that Legg Mason Fund Adviser, Inc., which serves as the Trust's administrator under current management arrangements, will not continue to serve in that capacity. Those services will be directly provided by Bartlett. Except as described herein, the other provisions of the Proposed Management Agreement are substantially similar or identical to those in the Current Agreements.

         Under the Proposed Management Agreement, International Fund will pay Bartlett an investment management and administration fee at an annual rate of 1.25% of the average net assets of that Fund; Value Fund will pay Bartlett an investment management and administration fee at an annual rate of 0.75% of the average net assets of that Fund. Each Fund will bear its other costs and expenses directly. Under the proposed arrangements, for the period ending July 31, 1998, Bartlett agrees to waive all or a portion of its fees to the extent that Value Fund's total expenses for its Class A shares and Class Y shares exceed 1.15% and .90%, respectively, of the average daily net assets of each such class. Bartlett also agrees, for the period ending July 31, 1998, to waive all or a portion of its fees to the extent that International Fund's total expenses for its Class A shares and Class Y shares exceed 1.80% and 1.55%, respectively, of the average daily net assets of each such class. Absent these voluntary fee waivers, it is estimated that total operating expenses for Class A shares would likely be higher under the proposed arrangements than those Value Fund shareholders are subject to under the Current Agreements if Value Fund's average assets continued to exceed approximately $111 million, and would likely be higher under the proposed arrangements than those International Fund shareholders are subject to under the Current Agreements if International Fund's average assets continued to exceed approximately $100 million. Value Fund's asset size, as of May __, 1997, was ________; International Fund's asset size, as of the same date, was $_________.

         The following table compares the fees and expenses that each Fund paid under the Current Agreements for the fiscal year ended March 31, 1997 with the fees and estimated expenses that each Fund would have paid under the Proposed Management Agreement if that agreement had been in effect during that period (assuming imposition of the proposed 12b-1 fee for the Class A shares and based on assets as of March 31, 1997). All fees and expenses are expressed as a percentage of average net assets and are adjusted for fee waiver levels.

                                                      Proposed Management Agreement
                                                      -----------------------------
          Value Fund          Current Agreement     Class A Shares      Class Y Shares
          ----------          -----------------     --------------      --------------
Management Fee (after fee           1.16%                0.72%              0.72%
waivers)*
12b-1 Fee                            N/A                 0.25%               N/A
Other Expenses                       N/A                 0.18%              0.18%
Total Operating Expenses            1.16%                1.15%              0.90%
(after fee waivers)*

                                                      Proposed Management Agreement
                                                      -----------------------------
      International Fund      Current Agreement     Class A Shares      Class Y Shares
      ------------------      -----------------     --------------      --------------
Management Fee (after fee           1.81%                1.20%              1.20%
waivers)*
12b-1 Fee                            N/A                 0.25%               N/A
Other Expenses                       N/A                 0.35%              0.35%
Total Operating Expenses            1.81%                1.80%              1.55%
(after fee waivers)*

*Under the Proposed Management Agreement, absent voluntary fee waivers, the Management Fee and Total Operating Expenses for Class A shares of Value Fund would have been 0.75% and 1.18%, respectively, and 0.75% and 0.93%, respectively, for its Class Y shares. For International Fund, under the Proposed Management Agreement and absent voluntary fee waivers, the Management Fee and Total Operating Expenses for its Class A shares would have been 1.25% and 1.85%, respectively, and 1.25% and 1.60%, respectively, for its Class Y shares.

         Assuming unchanged asset levels, Bartlett would have received fees of $1,456,000 and $1,423,000 in the aggregate from Value Fund and International Fund, respectively, had the Proposed Management Agreement been in place during the fiscal year ended March 31, 1997, which constitute 99.1% and 99.4%, respectively, of the fees actually received by Bartlett under the Current Agreements.

         FACTORS CONSIDERED BY THE BOARD OF TRUSTEES. At their meeting on April 4, 1997, the trustees of the Trust, including all of the independent trustees, considered and unanimously approved the Proposed Management Agreement. In considering the Proposed Management Agreement, the trustees of the Trust reviewed the services to be provided by Bartlett, analyzing factors they deemed relevant, including (i) that the proposed investment management arrangement would enable each Fund to pay a distribution fee separate from the investment advisory fee for purposes of implementing the multiple class structure; (ii) the nature, quality and scope of the services to be provided; (iii) the ability of Bartlett to provide such services; and (iv) the reasonableness and fairness of the proposed fees in relation to the services to be provided. The trustees considered Bartlett's projected revenues and expenses relating to the provision of services to Value Fund and International Fund and the cost allocation methods used in calculating such expenses. The trustees also reviewed the fees to be paid to Bartlett in light of fees paid to other investment managers by comparable funds as well as fees paid by other funds to Bartlett. After consideration of these and other factors, the trustees, including a majority of the independent trustees, approved the Proposed Management Agreement.

         If the Proposed Management Agreement is approved by a Fund's shareholders, it will remain in effect for a period of two years from the date of such shareholder approval and thereafter will continue in effect from year to year, if approved annually by a vote of the Board and by a vote of the majority of the independent trustees.

         An affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for approval of Proposal 3a with respect to that Fund. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares means with respect to each Fund the vote of (i) 67% or more of the voting shares of that Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares, whichever is less. Approval of Proposal 3a is contingent upon shareholder approval of Proposal 3b. If the Proposed Management Agreement and Proposal 3b are not approved by the shareholders of a Fund, the Current Agreement will remain in place with respect to that Fund and the Board of Trustees will consider whether other action should be taken.

         THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 3A.


b.       APPROVAL OF CLASS A PLAN OF DISTRIBUTION

         On April 4, 1997, the Trust's Board of Trustees, by unanimous vote of both the full Board and those trustees who have no financial interest in the Plan or any agreement related thereto ("qualified trustees"), approved a Plan of Distribution with respect to Class A of each Fund pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Under the Distribution Plan, each Fund would be authorized to pay BFP as its distributor a 12b-1 fee in an amount equal to the annual rate of 0.25% of each Fund's average daily net assets for certain of BFP's services connected with its distribution of each Fund's Class A shares ("Shares"). The Board of Trustees, including the qualified trustees, also approved a proposed distribution contract between the Trust (on behalf of each Fund) and BFP ("Distribution Contract") under which BFP would serve as each Fund's distributor for the Shares and would be obligated to use its best efforts to distribute the Shares.

         PROPOSED DISTRIBUTION ARRANGEMENTS. Pursuant to the Distribution Contract, BFP would enter into dealer agreements with LMWW and/or third party broker-dealers under which the Shares would be sold. Under the proposed arrangements with respect to Shares of each Fund, a sales charge of a maximum of 4.75% of the offering price of the Shares on purchases up to $24,999 generally would be imposed in accordance with the sales charge schedule set forth on page [3] of this proxy statement. BFP would reallow to LMWW and/or the third party broker-dealers as a sales concession a portion of the sales charge imposed on the amount invested, who in turn will pay sales commissions to their financial advisers and correspondent firms who sell the Shares and service the accounts of Fund shareholders.

         Under the Distribution Plan, each Fund would also pay BFP a 12b-1 fee in an amount equal to the annual rate of 0.25% of the Fund's average daily net assets of Class A in connection with BFP's efforts to sell the Shares. If the Distribution Plan is implemented, BFP expects that it will use the 12b-1 fee to make trail commission payments to LMWW and/or third party broker-dealers at the annual rate of 0.25% of the aggregate investment amounts maintained in Fund accounts. The services to be provided by BFP may include (a) advertising, direct mail and promotional expenses; (b) the cost of printing and mailing prospectuses and sales literature to prospective investors; (c) payments to LMWW and/or third parties who sell the Shares; (d) reimbursement of and/or compensation to brokers, dealers and other intermediaries for administrative and accounting services; (e) general and administrative overhead of BFP, including telephone and office expenses and salaries, and any other costs of effectuating the Distribution Plan.

         The Distribution Plan and the Distribution Contract do not obligate a Fund to reimburse BFP for the expenses that BFP may incur in fulfilling its obligations as a Fund's distributor. Thus, under the Distribution Plan, even if BFP's expenses for distributing the Shares exceed the fee payable by a Fund, the Fund would not be obligated to pay more than that fee. Conversely, although it is not expected to be the case in the foreseeable future, if BFP's expenses are less than the fee it receives, BFP would retain the full amount of the fee and thereby realize a profit. The 12b-1 fee would be paid by each Fund to BFP unless and until the Distribution Plan or the
Distribution Contract is terminated or not renewed. In any event, any distribution or service expenses incurred by BFP in excess of the 12b-1 fee payments it has received or accrued through the termination date would be the sole responsibility and liability of BFP and would not be obligations of a Fund.

         FACTORS CONSIDERED BY THE BOARD OF TRUSTEES. Prior to approving the Distribution Plan and the Distribution Contract, the Trust's Board of Trustees was provided with detailed information relating thereto. Among other things, the trustees considered information relating to the merits of certain possible alternatives to the Distribution Plan, the potential costs and benefits of the Distribution Plan to shareholders and the likelihood that the Distribution Plan would succeed in producing its intended results.

         In approving the Distribution Plan, the trustees considered all the features of the distribution system with respect to each Fund, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) BFP's belief that the initial sales charge combined with a service fee would be attractive to the broker-dealers selling the Shares, resulting in greater growth of a Fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in a Fund's assets and potential continued growth, (4) the services provided to a Fund and its shareholders by BFP, and (5) BFP's estimated expenses and costs in distributing the Shares.

         With respect to the Distribution Plan, the trustees considered all compensation that BFP would receive thereunder and under the Distribution Contract, including initial sales charges, as applicable, and 12b-1 fees. The trustees also considered the benefits that would accrue to BFP under the Distribution Plan in that BFP would receive 12b-1 fees that are calculated based upon a percentage of the average net assets of a Fund, which fees would increase if the Distribution Plan was successful and a Fund attained and maintained significant asset levels.

         Following their consideration, the trustees, including the qualified trustees, concluded that the fees payable by each Fund under the Distribution Plan were reasonable in view of the services that would be provided by BFP and the anticipated benefits of the Distribution Plan. The trustees, including a majority of the qualified trustees, determined that approval of the Distribution Plan would be in the best interests of each respective Fund and would have a reasonable likelihood of benefiting the Fund and its Class A shareholders, once established. Accordingly, the Board of Trustees approved the Distribution Plan.

         ADDITIONAL INFORMATION REGARDING THE DISTRIBUTION PLAN. Among other things, the Distribution Plan also provides that (1) at least quarterly, BFP will submit to the Trust's Board of Trustees, and the trustees will review, reports regarding all amounts expended under the Distribution Plan and the purposes for which such expenditures were made, (2) the Distribution Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Trust's Board of Trustees, as well as by the qualified trustees, acting in person at a meeting called for that purpose, (3) payments by a Fund under a Distribution Plan shall not be materially increased without the affirmative vote of the holders of a majority of that Fund's Class A shareholders, and (4) while the Distribution Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of the Trust shall be committed to the discretion of the trustees who are not interested persons of the Trust.

         If the proposed Distribution Plan is approved by a Fund's shareholders, the Distribution Plan with respect to that Fund will remain in effect for one year from the date of such shareholder approval, unless terminated prior thereto in accordance with its terms. Thereafter it will continue in effect from year to year, so long as its continuance is approved annually by a vote of the Trust's trustees, including a majority of the qualified trustees, cast in person at a meeting called for the purpose of voting on such continuance.

         The affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for approval of Proposal 3b with respect to that Fund. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares means with respect to each Fund the vote of (i) 67% or more of the voting shares of that

Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares, whichever is less. Approval of Proposal 3b is contingent upon shareholder approval of Proposal 3a. If the proposed Distribution Plan and Proposal 3a are not approved by the shareholders of a Fund, the Board will take such action as is necessary or appropriate in the best interests of each Fund's shareholders.

         THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 3B.


        PROPOSAL 4. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         Under this proposal, shareholders of the Trust are asked to ratify the Board's selection of the Trust's independent accountants ("Auditors") for the fiscal year ending March 31, 1998. The Trust's Auditors audit each Fund's financial statements for each year and prepare their federal and state annual income tax returns. During the last fiscal year, Arthur Andersen L.L.P. served as the Trust's Auditors. The Board of Trustees has unanimously selected Coopers & Lybrand L.L.P. ("C&L"), to replace Arthur Andersen L.L.P., effective April 1, 1997. C&L currently serves as the independent accountants for Worldwide Value as well a number of other registered investment companies, including the Legg Mason funds.

         Based upon the expectation that the proposed reorganization involving Worldwide Value will be implemented by mid-1997, the selection of C&L reflects the Board's view that using an independent auditing firm that is already familiar with the investments and operations of Worldwide Value (and which Bartlett Europe Fund will continue) will promote efficiencies and cost savings for the Trust as a whole and for each of its series, including the Funds. The ratification of the selection of C&L is to be voted upon at the Meeting and it is intended that the persons named in the accompanying proxy will vote for C&L unless contrary instructions are given. C&L has informed the Fund that it has no material direct or indirect financial interest in any Fund. Representatives of C&L are expected to be present at the Meeting, will be given the opportunity to make a statement if desired, and will be available to answer any questions.

         Approval of Proposal 4 requires the vote of a majority of the Trust's shares present, in person or by proxy, at the Meeting. Shareholders of both Funds shall vote as a single class for purposes of Proposal 4. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares means with respect to the Trust the vote of (i) 67% or more of the voting shares of the Trust present at the Meeting, if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares, whichever is less. If the selection of C&L is not ratified by the shareholders, the Board will take such action as is necessary or appropriate in the best interests of the Trust's shareholders.

          THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 4.


                   ADDITIONAL INFORMATION ABOUT BARTLETT & CO.

         Under the Proposed Management Agreement, Bartlett would continue to serve as investment manager to Value Fund and International Fund. Bartlett, located at 36 East Fourth Street, Cincinnati, Ohio 45202, is an Ohio corporation and a wholly-owned subsidiary of Legg Mason, whose address is 111 South Calvert Street, Baltimore, Maryland 21202. The firm is registered as an investment adviser under the Investment Advisers Act of 1940 and has provided investment advice to individuals, pension and profit sharing plans and trust accounts since 1898. [As of January 13, 1997, Mr. Rabiner, trustee of the Trust, beneficially owned 78,769 shares of Legg Mason. As of April 22, 1997, Mr. Cashman, nominee for trustee of the Trust, beneficially owned __,___ shares of Legg Mason.]

         Bartlett served as adviser or sub-adviser to three investment companies having aggregate assets, as of May __, 1997, in excess of $230 million and managed discretionary and non-discretionary accounts with assets of approximately $2.4 billion. If the proposed reorganization of Worldwide Value into Europe Fund is implemented,

Bartlett will be the investment adviser to Europe Fund, which has an investment objective similar to that of International Fund. Bartlett also serves as adviser to Legg Mason Balanced Trust, which has an investment objective similar to that of Value Fund. The following table sets forth
certain   information   with   respect   to   Worldwide  Value  and  Legg  Mason
Balanced Trust:

                            Approximate net assets      Annual Advisory Fee as
                             as of April 29, 1997     a Percentage of Net Assets
                             --------------------     --------------------------

Worldwide Value Fund, Inc.       $77 million                     1.00%*
Legg Mason Balanced Trust        $19 million                     0.75%

*        This fee would apply following the reorganization.

         The directors and principal executive officers of Bartlett as of April 18, 1997 are:

   Name and Address            Positions with Bartlett           Principal Occupation
   ----------------            ----------------------            --------------------
James A. Miller                President and Chief Executive     Senior Portfolio Manager of Bartlett
36 East Fourth Street          fficer; Director
Cincinnati, Ohio 45202

Raymond A. Mason               Director                          Chairman and Chief Executive Officer
111 South Calvert Street                                         of Legg Mason, Inc.
Baltimore, Maryland 21202

Edward A. Taber III            Director                          Senior Executive Vice President of
111 South Calvert Street                                         Legg Mason, Inc. and LMWW; Vice
Baltimore, Maryland 21202                                        Chairman and Director of Legg Mason
                                                                 Fund Adviser, Inc.; and Director and
                                                                 officer of other registered investment
                                                                 companies distributed by Legg Mason

Robert G. Sabelhaus            Director                          Executive Vice President of LMWW
111 South Calvert Street
Baltimore, Maryland 21202

William A. Friedlander         Director                          Senior Portfolio Manager of Bartlett
36 East Fourth Street
Cincinnati, Ohio 45202

Thomas A. Steele               Vice President, Treasurer and     Chief Financial Officer of Bartlett
36 East Fourth Street          Secretary
Cincinnati, Ohio 45202


            ADDITIONAL INFORMATION ABOUT BFP FINANCIAL PARTNERS, INC.

         Under the proposed Plan of Distribution, BFP Financial Partners, Inc. will serve as the Funds' Distributor. BFP, located at 111 South Calvert Street, Baltimore, Maryland 21202, is a wholly-owned subsidiary of Legg Mason. BFP is registered with the SEC as a broker-dealer and investment adviser, and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. BFP currently provides a full range of on-site brokerage and related investment advisory services to banks and other financial institutions, and is engaged in the distribution of mutual fund shares through such institutions. As of December 31, 1996, BFP was operating in over thirty financial institutions located throughout the United States.

                                 OTHER BUSINESS

         Management knows of no business to be presented to the Meeting other than the matters set forth in this statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of each Fund.

                                       By Order of the Board of Trustees.

Cincinnati, Ohio
Dated: May [__], 1997

                                   APPENDIX A

                             BARTLETT CAPITAL TRUST

                              AMENDED AND RESTATED

                       AGREEMENT AND DECLARATION OF TRUST

         The undersigned officer of Bartlett Capital Trust (formerly MGF Equity Trust and Midwest Group Capital Trust), which was organized pursuant to an Agreement and Declaration of Trust made at Boston, Massachusetts on the 31st day of October, 1982 by Dale H. Rabiner, hereby amends and restates the Agreement and Declaration of Trust of Bartlett Capital Trust, upon due authorization by the Trustees and by the Shareholders, as follows:

                                   WITNESSETH:

         WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth.

         NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

                                    ARTICLE I
                              NAME AND DEFINITIONS

         Section 1.1 Name. This Trust shall be known as "Bartlett Capital Trust" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

         Section  1.2  Definitions.   Whenever  used  herein,  unless  otherwise
required by the context or specifically provided:

         (a) The "Trust" refers to the Massachusetts business trust established by this Agreement and Declaration of Trust, as amended from time to time;

         (b) "Trustees" refers to the Trustees of the Trust named herein or appointed or elected in accordance with Article III;

         (c) "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust, shall be divided from time to time, including the shares of any and all Series or Classes which may be established by the Trustees, and includes fractions of Shares as well as whole Shares;

         (d) "Series" refers to Series of Shares established and designated under or in accordance with the provisions of Article IV;

         (e) "Class" refers to a class or sub-series of any Series of Shares established and designated under and in accordance with the provisions of
Article IV;

         (f) "Shareholder" means a record owner of Shares;

         (g) The "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

         (h) "Commission" shall have the meaning given it in the 1940 Act;

         (i) "Declaration of Trust" shall mean this Agreement and Declaration of Trust as amended or restated from time to time; and

         (j) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time.

                                   ARTICLE II
                                PURPOSE OF TRUST

         The purpose of the Trust is to operate as an investment company, to offer Shareholders one or more investment programs primarily in securities and debt instruments and to engage in any and all lawful acts or activities for which business trusts may be formed under Chapter 182 of the Massachusetts General Laws.

                                   ARTICLE III
                                  THE TRUSTEES

         Section  3.1  Number,   Designation,   Election,   Term,  etc.

         (a)      Current  Trustees.  The  current  Trustees  of the Trust  are:
                  ______________________________________.

         (b) Number. The Trustees serving as such, whether named above or hereafter becoming a Trustee, may increase or decrease the number of Trustees to a number other than the number theretofore determined. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to subsection (e) of this Section 3.1.

         (c) Term. Each Trustee shall serve as a Trustee during the lifetime of the Trust and until its termination as hereinafter provided or until such Trustee sooner dies, resigns, retires or is removed. The Trustees may elect their own successors and may, pursuant to Section 3.1(f) hereof, appoint Trustees to fill vacancies; provided that, immediately after filling a vacancy, at least two-thirds of the Trustees then holding office shall have been elected to such office by the Shareholders at an annual or special meeting. If at any time less than a majority of the Trustees then holding office were so elected, the Trustees shall forthwith cause to be held as promptly as possible, and in any event within 60 days, a meeting of Shareholders for the purpose of electing Trustees to fill any existing vacancies.

         (d) Resignation and Retirement. Any Trustee may resign his trust or retire as a Trustee, by written instrument signed by him and delivered to the other Trustees or to any officer of the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument.

         (e) Removal. Any Trustee may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective, (ii) by vote of the Shareholders holding not less than two-thirds of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose, or (iii) by a declaration in writing signed by Shareholders holding not less than two-thirds of the Shares then outstanding and filed with the Trust's Custodian.

         (f) Vacancies. Any vacancy or anticipated vacancy resulting from any reason, including without limitation the death, resignation, retirement, removal or incapacity of any of the Trustees, or
                  resulting   from   an  increase   in  the  number  of Trustees
                  by  the  Trustees  may (but so  long  as  there  are  at least three remaining Trustees, need not unless required by the 1940 Act) be filled either by a majority of the remaining Trustees through the appointment in writing of such other person as such remaining Trustees in their discretion shall determine (unless a shareholder election is required by the 1940 Act) or by the election by the Shareholders, at a meeting called for the purpose, of a person to fill such vacancy, and such appointment or election shall be effective upon the written acceptance of the person named therein to serve as a Trustee and agreement by such person to be bound by the provisions of this Declaration of Trust, except that any such appointment or election in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed or elected shall have accepted such appointment or election and shall have agreed in writing to be bound by this Declaration of Trust and the appointment or election is effective, the Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance.

         (g) Effect of Death, Resignation, etc. The death, resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration of Trust.

         (h) No Accounting. Except to the extent required by the 1940 Act or under circumstances which would justify his removal for cause, no person ceasing to be a Trustee as a result of his death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

         Section 3.2 Powers of Trustees. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility and the purpose of the Trust. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business and affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may as they consider appropriate elect and remove officers and appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee, and may provide for the compensation of all of the foregoing; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including without implied limitation an executive committee, which may, when the Trustees are not in session and subject to the 1940 Act, exercise some or all of the power and authority of the Trustees as the Trustees may determine; in accordance with Section 3.3 they may employ one or more Advisers, Administrators, Depositories and Custodians and may authorize any Depository or Custodian to employ subcustodians or agents and to deposit all or any part of such assets in a system or systems for the central handling of securities and debt instruments, retain transfer, dividend, accounting or Shareholder servicing agents or any of the foregoing, provide for the distribution of Shares by the Trust through one or more distributors, principal underwriters or otherwise, set record dates or times for the determination of Shareholders or certain of them with respect to various matters; they may compensate or provide for the compensation of the Trustees, officers, advisers, administrators, custodians, other agents, consultants and employees of the Trust or the Trustees on such terms as they deem appropriate; and in general they may delegate to any officer of the Trust, to any committee of the Trustees and to any employee, adviser, administrator, distributor, principal underwriter, depository, custodian, transfer and dividend disbursing agent, or any other agent or consultant of the Trust such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust, including without implied limitation the power and authority to act in the name of the Trust and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees.

         Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:

         (a) Investments. To invest and reinvest cash and other property, and to hold cash or other property uninvested without in any event being bound or limited by any present or future law or custom in regard to investments by trustees;

         (b) Disposition of Assets. To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

         (c) Ownership Powers. To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities, debt instruments or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities, debt instruments or property as the Trustees shall deem proper;

         (d) Subscription. To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or debt instruments;

         (e) Form of Holding. To hold any security, debt instrument or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

         (f) Reorganization, etc. To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or debt instrument of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security or debt instrument held in the Trust;

         (g) Voting Trusts, etc. To join with other holders of any securities or debt instruments in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security or debt instrument with, or transfer any security or debt instrument to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security or debt instrument (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

         (h) Compromise. To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

         (i)      Partnerships,  etc. To enter into joint  ventures,  general or
                  limited   partnerships   and   any   other   combinations   or
                  associations;

         (j) Borrowing and Security. To borrow funds and to mortgage and pledge the assets of the Trust or any part thereof to secure obligations arising in connection with such borrowing;

         (k) Guarantees, etc. To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

         (l) Insurance. To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence; provided, however, that insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices may not be purchased; and

         (m) Pensions, etc. To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

         Except as otherwise provided by the 1940 Act or other applicable law, this Declaration of Trust or the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least a majority of the Trustees then in office, being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office (or such larger or different number as may be required by the 1940 Act or other applicable law).

         Section 3.3 Certain Contracts. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals ("Contracting Party") to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or of the Trust and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below as the Trustees may determine appropriate:

         (a) Advisory. Subject to the general supervision of the Trustees and in conformity with the stated policy of the Trustees with respect to the investments of the Trust or of the assets belonging to any Series of Shares of the Trust (as that phrase is defined in subsection (a) of Section 4.2), to manage such investments and assets, make investment decisions with respect thereto, and to place purchase and sale orders for portfolio transactions relating to such investments and assets;

         (b) Administration. Subject to the general supervision of the Trustees and in conformity with any policies of the Trustees with respect to the operations of the Trust, to supervise all or any part of the operations of the Trust, and to provide all or any part of the administrative and clerical personnel, office space and office equipment and services appropriate for the efficient administration and operations of the Trust;

         (c) Distribution. To distribute the Shares of the Trust, to be principal underwriter of such Shares, and/or to act as agent of the Trust in the sale of Shares and the acceptance or rejection of orders for the purchase of Shares;

         (d) Custodian and Depository. To act as depository for and to maintain custody of the property of the Trust and accounting records in connection therewith;

         (e) Transfer and Dividend Disbursing Agency. To maintain records of the ownership of outstanding Shares, the issuance and redemption and the transfer thereof, and to disburse any dividends declared by the Trustees and in accordance with the policies of the Trustees and/or the instructions of any particular Shareholder to reinvest any such dividends;

         (f) Shareholder Servicing. To provide service with respect to the relationship of the Trust and its Shareholders, records with respect to Shareholders and their Shares, and similar matters; and

         (g)      Accounting.  To  handle  all or  any  part  of the  accounting
                  responsibilities,   whether   with   respect  to  the  Trust's
                  properties, Shareholders or otherwise.

The same person may be the Contracting Party for some or all of the services, duties and responsibilities to, for and of the Trust and/or the Trustees, and the contracts with respect thereto may contain such terms interpretive of or in addition to the delineation of the services, duties and responsibilities provided for, including provisions that are not inconsistent with the 1940 Act relating to the standard of duty of and the rights to indemnification of the Contracting Party and others, as the Trustees may determine. Nothing herein shall preclude, prevent or limit the Trust or a Contracting Party from entering into subcontractual arrangements relative to any of the matters referred to in Sections 3.3(a) through (g) hereof.

         Subject to the provisions of the 1940 Act, the fact that:

                  (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party, or of or for any parent or affiliate of any Contracting Party or that the Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust, or that

                  (ii) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or has other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust and/or the Trustees or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders, provided that in the case of any relationship or interest referred to in the preceding clause (i) on the part of any Trustee or officer of the Trust either (l) the material facts as to such relationship or interest have been disclosed to or are known by the Trustees not having any such relationship or interest and the contract involved is approved in good faith reasonably justified by such facts by a majority of such Trustees not having any such relationship or interest (even though such unrelated or disinterested Trustees are less than a quorum of all of the Trustees), (2) the material facts as to such relationship or interest and as to the contract have been disclosed to or are known by the Shareholders not having such relationship or interest and who are entitled to vote thereon and the contract involved is specifically approved in good faith by majority vote of such Shareholders, or (3) the specific contract involved is fair to the Trust as of the time it is authorized, approved or ratified by the Trustees or by such Shareholders.

         Section 3.4 Payment of Trust Expenses and Compensation of Trustees. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, and to charge or allocate the same to, between or among such one or more of the Series and Classes that may be established and designated pursuant to Article IV, as the Trustees deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser, administrator, distributor, principal underwriter, auditor, counsel, depository, custodian, transfer agent, dividend disbursing agent, accounting agent, Shareholder servicing agent, and such other agents, consultants, and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur. Without limiting the generality of any other provision hereof, the Trustees shall be entitled to reasonable compensation from the Trust for their services as Trustees and may fix the amount of such compensation.

         Section 3.5 Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trustees.

                                   ARTICLE IV
                                     SHARES

         Section 4.1 Description of Shares. The beneficial interest in the Trust shall be divided into Shares, all without par value. The Trustees shall have the authority from time to time to issue or reissue Shares in one or more Series of Shares (including without limitation the Series specifically established and designated in Section 4.2), as they deem necessary or desirable, to establish and designate such Series, and to fix and determine the relative rights and preferences as between the different Series of Shares as to right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the several Series shall have separate voting rights or no voting rights.

         The Shares of each Series may be issued or reissued from time to time in one or more Classes, as determined by the Board of Trustees pursuant to resolution. Each Class shall be appropriately designated, prior to the issuance of any shares thereof, by some distinguishing letter, number or title. All Shares within a Class shall be alike in every particular. All Shares of each Series shall be of equal rank and have the same powers, preferences and rights, and shall be subject to the same qualifications, limitations and restrictions without distinction between the shares of different Classes thereof, except with respect to such differences among such Classes, as the Board of Trustees shall from time to time determine to be necessary or desirable, including without limitation differences in expenses, in voting rights and in the rate or rates of dividends or distributions. The Board of Trustees may from time to time increase the number of Shares allocated to any Class already created by providing that any unissued Shares of the applicable Series shall constitute part of such Class, or may decrease the number of Shares allocated to any Class already created by providing that any unissued Shares previously assigned to such Class shall no longer constitute part thereof. The Board of Trustees is hereby empowered to classify or reclassify from time to time any unissued Shares of each Series by fixing or altering the terms thereof and by assigning such unissued shares to an existing or newly created Class. Notwithstanding anything to the contrary in this paragraph the Board of Trustees is hereby empowered (i) to redesignate any issued Shares of any Series by assigning a distinguishing letter, number or title to such shares and (ii) to reclassify all or any part of the issued Shares of any Series to make them part of an existing or newly created Class.

         The number of authorized Shares and the number of Shares of each Series and Class that may be issued is unlimited, and the Trustees may issue Shares of any Series or Class for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable (but may be subject to mandatory contribution back to the Trust as provided in subsection (h) of Section 4.2). The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series or Class reacquired by the Trust.

         The Trustees may from time to time close the transfer books or establish record dates and times for the purposes of determining the holders of Shares entitled to be treated as such, to the extent provided or referred to in
Section 5.3.

         The establishment and designation of any Series or Class of Shares in addition to those established and designated in Section 4.2, shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or Class, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that Series or Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration of Trust.

         Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested, may acquire, own, hold and dispose of Shares to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares generally.

         Section 4.2 Establishment and Designation of Series or Classes. Without limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Series or Classes, the Trustees hereby acknowledge that they have established and designated the following series of Shares: the "Bartlett Basic Value Fund," the "Bartlett Value International Fund" and the "Bartlett Europe Fund." They also acknowledge that they have designated one Class, "Class A," of the Bartlett Europe Fund. The Shares of these Series and Classes and any Shares of any further Series or Class that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Series or Class at the time of establishing and designating the same) have the following relative rights and preferences:

         (a) Assets Belonging to Series. All consideration received by the Trust for the issuance or sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series or Class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to that Series or Class as provided in the following sentence, are herein referred to as "assets belonging to" that Series or Class. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series or Class (collectively "General Items"), the Trustees shall allocate such General Items to and among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to a particular Series or Class shall belong to that Series or Class. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes.

                  The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

         (b) Liabilities Belonging to Series. The assets belonging to each particular Series and Class thereof shall be charged with the liabilities of the Trust in respect of that Series or Class and all expenses, costs, charges and reserves attributable to that Series or Class, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees to and among any one or more of the Series and Classes established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a Series or Class are herein referred to as

                  "liabilities belonging to" that Series or Class. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

         (c) Dividends. Dividends and distributions on Shares of a particular Series may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series, from such of the estimated income and capital gains, accrued or realized, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series. All dividends and distributions on Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure, and except that if Classes have been established for any Series, the rate of dividends or distributions may vary among such Class pursuant to resolution, which may be a standing resolution, of the Board of Trustees. Such dividends and distributions may be made in cash or Shares or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with subsection (h) of Section 4.2.

                  The Trust intends to qualify each Series as a "regulated investment company" under the Internal Revenue Code of 1954, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Trust, the Board of Trustees shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Trustees, to enable each Series to qualify as a regulated investment company and to avoid liability of the Series for federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Trustees to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of each Series for such tax.

         (d) Liquidation. In event of the liquidation or dissolution of the Trust, the Shareholders of each Series or Class that has been established and designated shall be entitled to receive, as a Series or Class, when and as declared by the Trustees, the excess of the assets belonging to that Series or Class over the liabilities belonging to that Series or Class. The assets so distributable to the Shareholders of any particular Series or Class shall be distributed among such Shareholders in proportion to the number of Shares of that Series or Class held by them and recorded on the books of the Trust. The liquidation of any particular Series or Class may be authorized by vote of a majority of the Trustees then in office subject to the approval of a majority of the outstanding voting Shares of that Series or Class, as defined in the 1940 Act.

         (e) Voting. All Shares shall have "equal voting rights" as such term is defined in the Investment Company Act of 1940 and except as otherwise provided by that Act or rules, regulations or orders promulgated thereunder. On each matter submitted to a vote of the Shareholders, each Series shall vote as a separate series except (i) as to any matter with respect to which a vote of all Series voting as a single series is required by the 1940 Act or rules and regulations promulgated thereunder, or would be required under the Massachusetts Business Corporation Law if the Trust were a

                  Massachusetts business corporation; and (ii) as to any matter which the Trustees have determined affects only the interests of one or more Series or Classes, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote thereon.

         (f) Redemption by Shareholder. Each holder of Shares of a particular Series or Class shall have the right at such times as may be permitted by the Trust, but no less frequently than once each week, to require the Trust to redeem all or any part of his Shares of that Series or Class at a redemption price equal to the net asset value per Share of that Series or Class next determined in accordance with subsection (h) of this
                  Section 4.2 after the Shares are properly tendered for redemption. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in securities or other assets belonging to the Series or Class of which the Shares being redeemed are part at the value of such securities or assets used in such determination of net asset value.

                  Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series to require the Trust to redeem Shares of that Series during any period or at any time when and to the extent permissible under the 1940 Act, and such redemption is conditioned upon the Trust having funds or property legally available therefor.

         (g) Redemption by Trust. Each Share of each Series or Class that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Share was then being redeemed by the Shareholder pursuant to subsection (f) of this Section 4.2: (a) at any time, if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to all or any of the holders of the Shares, or any Series or Class thereof, of the Trust, or (b) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust with respect to maintenance of Shareholder accounts of a minimum amount. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

         (h) Net Asset Value. The net asset value per Share of any Series or Class shall be the quotient obtained by dividing the value of the net assets of that Series or Class (being the value of the assets belonging to that Series or Class less the liabilities belonging to that Series or Class) by the total number of Shares of that Series or Class outstanding, all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time. Net asset value shall be determined separately for each Class of a Series.

                  The Trustees may determine to maintain the net asset value per Share of any Series or Class at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that Series or Class as dividends payable in additional Shares of that Series or Class at the designated constant dollar amount and for the handling of any losses attributable to that Series or Class. Such procedures may provide that in the event of any loss each Shareholder shall be deemed to have contributed to the capital of the Trust attributable to that Series or Class his pro rata portion of the total number of Shares required to be canceled in order to permit the net asset value per Share of that Series or Class to be maintained, after reflecting such loss, at the designated constant dollar amount. Each Shareholder of the Trust shall be deemed to have agreed, by his investment in any Series with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

         (i) Transfer. All Shares of each particular Series or Class shall be transferable, but transfers of Shares of a particular Series or Class will be recorded on the Share transfer records of the Trust applicable to that Series or Class only at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Series or Class and at such other times as may be permitted by the Trustees.

         (j) Equality. All Shares of each particular Series shall represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities belonging to that Series), and each Share of any particular Series shall be equal to each other Share of that Series; but the provisions of this sentence shall not restrict any distinctions permissible under this Section 4.2 that may exist with respect to a Class of the same Series. The Trustees may from time to time divide or combine the Shares of any particular Series or Class into a greater or lesser number of Shares of that Series or Class without thereby changing the proportionate beneficial interest in the assets belonging to that Series or Class or in any way affecting the rights of Shares of any other Series or Class.

         (k) Fractions. Any fractional Share of any Series or Class, if any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

         (l) Conversion Rights. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that holders of Shares of any Series or Class shall have the right to convert said Shares into Shares of one or more other Series or Classes in accordance with such requirements and procedures as may be established by the Trustees.

         Section 4.3 Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series and Class that has been established and designated. No certificates certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Series and Class held from time to time by each such Shareholder.

         Section 4.4 Investments in the Trust. The Trustees may accept investments in the Trust from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares whether or not conforming to such authorized terms.

         Section 4.5 No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

         Section 4.6 Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

                                    ARTICLE V
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

         Section 5.1 Voting Powers. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Section 3.1,
(ii) with  respect to any  contract  with a  Contracting  Party as  provided  in
Section 3.3 as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Series to the extent and as provided in Sections 7.1 and 7.2, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7.3, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. There shall be no cumulative voting in the election of any Trustee or Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are then issued and outstanding, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

         Section 5.2 Meetings. Meetings (including meetings involving only the holders of Shares of one or more but less than all Series or Classes) of Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust. If the Trustees shall fail to call or give notice of any meeting of Shareholders (including a meeting involving only the holders of Shares of one or more but less than all Series or Classes) for a period of 30 days after written application by Shareholders holding at least 25% of the Shares then outstanding requesting a meeting be called for any other purpose requiring action by the Shareholders as provided herein or in the By-Laws, then Shareholders holding at least 25% of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

         Section 5.3 Record Dates. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than 60 days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or (subject to any provisions permissible under subsection (c) of Section 4.2 with respect to dividends or distributions on Shares that have not been ordered and/or paid for by the time or times established by the Trustees under the applicable dividend or distribution program or procedure then in effect) to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.

         Section 5.4 Quorum and Required Vote. A majority of Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class thereof shall vote as a Series or Class, then a majority of the aggregate number of Shares of that Series or Class thereof entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws, a majority of the Shares voted, at a meeting at which a quorum is present, shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned.

         Section 5.5 Action by Written Consent. Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such other proportion thereof as shall be required by the 1940 Act or by any express provision of this Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

         Section 5.6 Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

         Section 5.7 Additional Provisions. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters not inconsistent with the provisions hereof.

                                   ARTICLE VI
                    LIMITATION OF LIABILITY; INDEMNIFICATION

         Section 6.1 Trustees, Shareholders, etc. Not Personally Liable; Notice. All persons extending credit to, contracting with or having any claim against any Series of the Trust (or the Trust on behalf of any Series) shall look only to the assets of that Series for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust or the Trustees and not personally. Nothing in this Declaration of Trust shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

         Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

         Section 6.2 Trustee's Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 3.3. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

         Section 6.3 Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability; provided that, in the event the Trust shall consist of more than one Series, Shareholders of a particular Series who are faced with claims or liabilities solely by reason of their status as Shareholders of that Series shall be limited to the assets of that Series for recovery of such loss and related expenses. The rights accruing to a Shareholder under this Section 6.3 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

         Section 6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion.

         Section 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding; upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the

Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

         Section 6.7 Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

                                   ARTICLE VII
                                  MISCELLANEOUS

         Section 7.1 Duration and Termination of Trust. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by a majority of the Trustees then in office subject to a favorable vote of a majority of the outstanding voting Shares, as defined in the 1940 Act, of each Series voting separately by Series.

         Upon termination, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash, securities or other property, or any combination thereof, and distribute the proceeds to the Shareholders, in conformity with the provisions of subsection (d) of Section 4.2.

         Section 7.2 Reorganization. The Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more Series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Series the assets of which are so transferred; provided, however, that if shareholder approval is required by the 1940 Act, no assets belonging to any particular Series shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of that Series. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various Series the assets belonging to which have so been transferred) among the Shareholders of the Series the assets belonging to which have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated.

         Section 7.3 Amendments. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees), when authorized so to do by the vote in accordance with subsection (e) of Section 4.2 of Shareholders holding a majority of the Shares entitled to vote, except that amendments either (a) establishing and designating any new Series of Shares not established and designated in Section 4.2, or any Class or (b) having the purpose of changing the name of the Trust or the name of any Shares theretofore established and designated or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision hereof which is internally inconsistent with any other provision hereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and applicable regulations for the Trust's obtaining the most favorable treatment thereunder available to regulated investment companies, shall not require authorization by Shareholder vote. If Shares have been issued in Series or Classes and such amendment would not affect Shares of all Series or Classes equally, no such amendment may be made except with the vote or consent of the holders of a majority of the Shares of each Series or Class affected by such amendment. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

         Section 7.4 Filing of Copies; References; Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of the Commonwealth of Massachusetts and with the Boston City clerk, as well as any other governmental office where such filing may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein", "hereof" and "hereunder" shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments. The masculine gender shall include the feminine and neuter genders. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

         Section 7.5 Applicable Law. This Declaration of Trust is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts, including the Massachusetts Business Corporation Law as the same may be amended from time to time, to which reference is made with the intention that matters not specifically covered herein or as to which an ambiguity may exist shall be resolved as if the Trust were a business corporation organized in Massachusetts, but the reference to said Business Corporation Law is not intended to give the Trust, the Trustees, the Shareholders or any other person any right, power, authority or responsibility available only to or in connection with an entity organized in corporate form. The Trust shall be of the type referred to in Section 1 of Chapter 182 of the Massachusetts General Laws and of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

         IN WITNESS WHEREOF, the undersigned officer of the Trust, duly authorized by the Trustees and the Shareholders, has hereunto set his hand in Cincinnati, Ohio for himself and his assigns, on this ____ day _______________, 1997.







STATE OF OHIO             )
                          )  ss:
COUNTY OF HAMILTON        )

         Before me, a Notary Public in and for said county and state, personally appeared the above named Dale H. Rabiner, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this __________ day of __________________, 1997



                                       Notary Public

My Commission Expires:

                                   APPENDIX B



               INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT

         Agreement made as of May ___, 1997, between BARTLETT CAPITAL TRUST, a Massachusetts business trust ("Trust"), and BARTLETT & CO. ("Bartlett"), an Ohio corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Contract").

                                    RECITALS
                                    --------

         (1) The Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and offers for public sale distinct series of shares of beneficial interest, each corresponding to a distinct portfolio; and

         (2) The Trust desires to retain Bartlett as investment adviser and administrator to furnish certain administrative, investment advisory and portfolio management services to the Trust and its Bartlett Value International Fund series, Bartlett Basic Value Fund series, Bartlett Europe Fund series, and to such other series that the parties may hereafter designate ("Series"), and Bartlett is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. The Trust hereby appoints Bartlett as investment adviser and administrator of the Trust and each Series for the period and on the terms set forth in this Contract. Bartlett accepts such appointment and agrees to render the services set forth herein for the compensation herein provided.

         2. Duties as Investment Adviser.

                  (a) Subject to the supervision of and any guidelines adopted by the Trust's Board of Trustees (the "Board"), Bartlett will provide a continuous investment program for each Series, including investment research and management with respect to all securities and investments and cash equivalents in each Series. Bartlett will determine from time to time what securities investments will be purchased, retained or sold by each Series, and will be responsible for placing purchase and sell orders for the securities investments and for other related transactions. Bartlett will provide services under this Contract in accordance with each Series' investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the Securities Act of 1933, as amended, and the 1940 Act ("Registration Statement"), and any amendments or supplements thereto.

                  (b) Bartlett agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution; provided that, on behalf of any Series, Bartlett may, in its discretion, purchase and sell portfolio securities through brokers who provide the Series with research, analysis, advice and similar services, and Bartlett may pay to those brokers, in return for brokerage and research services, a higher commission than may be charged by other brokers, subject to Bartlett's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of Bartlett to such Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to Bartlett, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Bartlett, or any affiliated person thereof, may act as broker in connection with transactions in portfolio securities on behalf of a Series, provided that such actions are in compliance with the federal securities laws and the rules and regulations thereunder, including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Whenever Bartlett simultaneously places orders to purchase or sell the same security on behalf of a Series and one or more other accounts advised by Bartlett, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Trust recognizes that in some cases this procedure may adversely affect the results obtained for the Series.

                  (c) Bartlett will oversee the maintenance of all books and records with respect to the securities transactions of each Series, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Bartlett hereby agrees that all records which it maintains for the Trust are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust.

                  (d) Bartlett will oversee the computation of the net asset value and the net income of each Series as described in the Registration Statement or as more frequently requested by the Board.

                  (e) The Trust hereby authorizes Bartlett and any entity or person associated with Bartlett which is a member of a national securities exchange to effect any transaction on such exchange for the account of any Series, which transaction is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation by Bartlett or any person or entity associated with Bartlett for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

         3. Duties as Administrator. Bartlett will administer the affairs of the Trust and each Series subject to the supervision of the Board and the following understandings:

                  (a) Bartlett will supervise all aspects of the operations of the Trust and each Series, including the oversight of transfer agency, custodial and accounting services, except as hereinafter set forth; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust and each Series.

                  (b) Bartlett will provide the Trust and each Series with such corporate, administrative and clerical personnel (including officers of the Trust) and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Trust and each Series.

                  (c) Bartlett will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable) of the Trust's Registration Statement, proxy material, tax returns and required reports to each Series' shareholders and the Securities and Exchange Commission ("SEC") and other appropriate federal or state regulatory authorities.

                  (d) Bartlett will provide the Trust and each Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities and similar items.

                  (e) Bartlett will provide the Board on a regular basis with economic and investment analyses and reports and make available to the Board upon request any economic, statistical and investment services normally available to institutional or other customers of Bartlett.

         4. Further Duties. In all matters relating to the performance of this Contract, Bartlett will act in conformity with the Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder and all other applicable federal and state laws and regulations.

         5. Delegation of Bartlett's Duties as Investment Adviser and Administrator. With respect to any Series, Bartlett may enter into one or more contracts ("Sub-Advisory or Sub-Administration Contract") with a sub-adviser or sub-administrator in which Bartlett delegates to such sub-adviser or sub-administrator any or all its duties specified in Paragraphs 2 and 3 of this Contract, provided that each Sub-Advisory or Sub-Administration Contract imposes on the sub-adviser or sub-administrator bound thereby all of the duties and conditions to which Bartlett is subject by Paragraphs 2, 3 and 4 of this Contract, and further provided that each Sub-Advisory or Sub-Administration Contract meets all of the requirements of the 1940 Act and rules thereunder.

         6. Services Not Exclusive. The services furnished by Bartlett hereunder are not to be deemed exclusive and Bartlett shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Bartlett, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         7.       Expenses.

                  (a) During the terms of this Contract, each Series will bear all expenses not specifically assumed by Bartlett, incurred in its operations and the offering of its shares.

                  (b) Expenses borne by each Series will include but not be limited to the following (or each Series' proportionate share of the following):
(i) the cost (including brokerage commissions) of securities purchased or sold by the Series and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of a Series by Bartlett under this Contract;
(iii) expenses of organizing the Trust and any Series; (iv) filing fees and expenses relating to the registration and qualification of a Series' shares under federal and/or state securities laws and maintaining such registrations and qualifications; (v) fees and salaries payable to the Trust's Trustees and officers who are not interested persons of the Trust or Bartlett; (vi) all expenses incurred in connection with the Trustees' services, including travel expenses; (vii) taxes (including any income or franchise taxes) and governmental fees; (viii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (ix) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Series for violation of any law; (x) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust; (xi) charges of custodians, transfer agents and other agents; (xii) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; (xiii) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (xiv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders) incurred by the Trust or a Series; (xv) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvi) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any Committees thereof; (xvii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; and (xviii) costs of mailing, stationery and communications equipment.

                  (c) The Trust or a Series may pay directly any expense incurred by it in its normal operations and, if any such payment is consented to by Bartlett and acknowledged as otherwise payable by Bartlett pursuant to this Contract, the Series may reduce the fee payable to Bartlett pursuant to Paragraph 8 hereof by such amount. To the extent that such deductions exceed the fee payable to Bartlett on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates. Bartlett may also directly pay any expense of the Trust or a Series if such payment is consented to by Bartlett and acknowledged as otherwise payable by Bartlett pursuant to this Contract.

                  (d) Bartlett will assume the cost of any compensation for services paid to the Trust and to those Trustees who are interested persons of the Trust.

         8.       Compensation.

                  (a) For the services provided and the expenses assumed pursuant to this Contract, with respect to a Series, the Trust will pay to Bartlett a fee, computed daily and paid monthly, at the annual rate set forth in Schedule A, together with a schedule showing the manner in which the fee was computed.

                  (b) The fee shall be computed daily and paid monthly to Bartlett on or before the last business day of the next succeeding calendar month.

                  (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

         9. Limitation of Liability of Bartlett. Bartlett shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Series or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, employee, or agent of Bartlett, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Series or the Trust or acting with respect to any business of such Series or the Trust, to be rendering such service to or acting solely for the Series or the Trust and not as an officer, director, employee or agent or one under the control or direction of Bartlett, even though paid by Bartlett.

         10. Limitation of Liability to Assets of Trust or Series. The obligations of the Trust hereunder shall not be personally binding upon any of the trustees, nominees, officers, agents or employees of the Trust, or the shareholders of any Series to which this Contract relates, but shall bind only the assets of the Trust or such Series as set forth in its Declaration of Trust, as amended. Bartlett agrees that, in asserting any rights or claims under this Contract, it shall look only to such assets in settlement of any such right or claim. Notice is hereby provided that the Trust's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Contract by an officer of the Trust has been authorized by the trustees of the Trust and the shareholders of each Series to which this Contract relates. Such authorization and execution and delivery shall not be deemed to have been made by any trustee, shareholder or officer individually or to impose any personal liability upon them.

         11.      Duration and Termination.

                  (a) This Contract shall become effective upon the date written above provided that, with respect to any Series to which this Contract relates, this Contract shall not take effect unless it first has been approved by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the holders of a majority of that Series' outstanding voting securities.

                  (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board or with respect to any given Series by vote of the holders of a majority of the outstanding voting securities of such Series.

                  (c) Notwithstanding the foregoing, with respect to any Series to which this Contract relates, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of the holders of a majority of the outstanding voting securities of such Series on sixty days' written notice to Bartlett or by Bartlett at any time, without the payment of any penalty, on sixty days' written notice to the Trust. Termination of this Contract with respect to any given Series shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Series. This Contract will automatically terminate in the event of its assignment.

         12. Use of Name. The Trust and Bartlett acknowledge that all rights to the name "Bartlett" belong to Bartlett and that the Trust is being granted a limited license to use such word in its name or in any Series' name. In the event that Bartlett ceases to be the investment adviser to the Trust, the Trust's right to use the name "Bartlett" shall automatically cease on the thirtieth (30th) day following the termination of this Contract. The right to use the name may also be withdrawn by Bartlett during the term of this Contract upon thirty (30) days' written notice by Bartlett to the Trust. Nothing contained herein shall impair or diminish in any respect Bartlett's right to use the name "Bartlett" in the name of or in connection with any other business enterprises with which Bartlett is or may become associated. There is no charge to the Trust for the right to use this name.

         13. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract as to any given Series shall be effective until approved by the Board, including a majority of its independent trustees, cast in person at a meeting called for the purpose of voting on such approval, and, if required by the 1940 Act, by the vote of the holders of a majority of the outstanding voting securities of the Series to which the amendment relates.

         14. Governing Law. This Contract shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the 1940 Act. To the extent that the applicable laws of the Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

         15. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "interested person," "assignment," "broker," "dealer," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is replaced by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.



Attest:                                BARTLETT CAPITAL TRUST



_________________________              By:    _______________________________


Attest:                                BARTLETT & CO.



_________________________              By:    _______________________________

                                   SCHEDULE A


Bartlett Europe Fund: The Trust shall pay Bartlett a fee, computed daily and paid monthly, at the annual rate of 1.00% of Europe Fund's average daily net assets, depending whether any fee arrangements are in place for Europe Fund.

For the period ending July 31, 1998, Bartlett agrees to waive a portion or all of its fees to the extent that Europe Fund's total expenses for its Class A shares exceeds 1.75% of the average daily net assets of such class.

Bartlett Basic Value Fund: The Trust shall pay Bartlett a fee, computed daily and paid monthly, at the annual rate of 0.75% of Basic Value Fund's average daily net assets, depending whether any fee waiver arrangements are in place for Basic Value Fund.

For the period ending July 31, 1998, Bartlett agrees to waive a portion or all of its fees to the extent that Basic Value Fund's total expenses for its Class A shares exceeds 1.15% of the average daily net assets of such class.

Bartlett Value International Fund: The Trust shall pay Bartlett a fee, computed daily and paid monthly, at the annual rate of 1.25% of Value International Fund's average daily net assets, depending whether any fee waiver arrangements are in place for Value International Fund.

For the period ending July 31, 1998, Bartlett agrees to waive a portion or all of its fees to the extent that Value International Fund's total expenses for its Class A shares exceeds 1.80% of the average daily net assets of such class.

                                   APPENDIX C



                     BARTLETT CAPITAL TRUST - CLASS A SHARES

                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

         WHEREAS, Bartlett Capital Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), and has offered, and intends to continue offering, distinct series of shares of beneficial interest ("Series") for public sale, each corresponding to a distinct portfolio;

         WHEREAS, the Trust has registered the offering of its shares of beneficial interest under a Registration Statement filed with the Securities and Exchange Commission and that Registration Statement is in effect as of the date hereof;

         WHEREAS, the Trust's Board of Trustees have established the Series known as: Bartlett Value International Fund, Bartlett Basic Value Fund, and Bartlett Europe Fund (each a "Fund" and collectively the "Funds");

         WHEREAS, the Trust desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A shares of the Funds and of such other Series as may hereafter be designated by the Trust's Board of Trustees ("Board"); and

         WHEREAS, the Trust has entered into a Distribution Contract with BFP Financial Partners, Inc. (the "Distributor") pursuant to which the Distributor has agreed to serve as the principal underwriter and distributor of the Class A shares of the Funds;

         NOW, THEREFORE, the Trust hereby adopts this Distribution Plan (the "Plan") with respect to the Class A shares of each Fund in accordance with Rule 12b-1 under the 1940 Act and on the following terms and conditions:

         1. A. Each Fund is authorized to pay the Distributor as compensation for the Distributor's services as principal underwriter of the Fund's Class A shares, a service fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Fund's Class A shares, such fee to be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.

         B. Any Fund may pay a service fee to the Distributor at a lesser rate than the fee specified in paragraph 1.A. of this Plan, as agreed upon by the Board and the Distributor and as approved in the manner specified in paragraph 4 of this Plan. The service fees payable hereunder are payable without regard to the aggregate amount that may be paid over the years, provided that, so long as the limitations set forth in Article III, Section 26(d) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") remain in effect and apply to distributors or dealers in the Funds' shares, the amounts paid hereunder shall not exceed those limitations, including permissible interest.

         2. As principal underwriter of the Class A shares of each Fund, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class A shares of the Funds and/or the servicing and maintenance of shareholder accounts, including, but not limited to, compensation to employees of the Distributor; compensation to and expenses, including overhead and telephone and other communication expenses of the Distributor and other selected broker-dealers who engage in or support the distribution of shares or who service shareholder accounts; the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation and distribution of sales literature and advertising materials.

         3. This Plan shall not take effect with respect to the Class A shares of any Fund until it has been approved by a vote of at least a majority of the outstanding voting securities, as defined in the 1940 Act, of that Fund.

         4. This Plan shall take effect on ______________, 1997 and shall continue in full force and effect for successive periods of one year from its execution for so long as such continuance is specifically approved at least annually together with any related agreements, by votes of a majority of both
(a) the Board of Trustees of the Trust and (b) those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting or meetings called for the purpose of voting on this Plan and such related agreements; and only if the Trustees who approve the Plan taking effect have reached the conclusions required by Rule 12b-1(e) under the 1940 Act.

         5. Any person authorized to direct the disposition of monies paid or payable by any Fund pursuant to this Plan or any related agreement shall provide to the Trust's Board of Trustees and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. The Distributor shall submit only information regarding amounts expended for "service activities," as defined in this paragraph 5, to the Board in support of the service fee payable hereunder.

                  For purposes of this Plan, "service activities" shall mean activities covered by the definition of "service fee" contained in amendments to
Article III, Section 26(d) of the NASD's Rules of Fair Practice, including the provision by the Distributor of personal, continuing services to investors in the Funds' shares. Overhead and other expenses of the Distributor related to its "service activities," including telephone and other communications expenses, may be included in the information regarding amounts expended for such service activities.

         6. This Plan may be terminated with respect to any Fund at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting securities of that Fund.

         7. This Plan may not be amended to increase materially the amount of service fees provided for in paragraph 1.A. hereof unless such amendment is approved by a vote of at least a majority of the outstanding securities, as defined in the 1940 Act, of a Series, and no material amendment to the Plan shall be made unless such amendment is approved in the manner provided for continuing approval in paragraph 4 hereof.

         8. While this Plan is in effect, the selection and nomination of trustees who are not interested persons of the Trust, as defined in the 1940 Act, shall be committed to the discretion of trustees who are themselves not interested persons.

         9. The Trust shall preserve copies of this Plan and any related agreements for a period of not less than six years from the date of expiration of the Plan or agreement, as the case may be, the first two years in an easily accessible place; and shall preserve copies of each report made pursuant to paragraph 5 hereof for a period of not less than six years from the date of such report, the first two years in an easily accessible place.

         IN WITNESS WHEREOF, the Trust has executed this Distribution Plan as of the day and year set forth below.


Date: __________                       BARTLETT CAPITAL TRUST



Attest:                                By: __________________________



By: __________________________



Agreed and assented to by

BFP FINANCIAL PARTNERS, INC.



By:___________________________


Attest:



By:___________________________

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                                1.  To elect the ten nominees specified below as
   ==============================                   Trustees to serve until their successors are
       BARTLETT CAPITAL TRUST                       elected and qualified:
   ==============================
     Bartlett Basic Value Fund                      A. John W. Campbell; Edmund J. Cashman, Jr.;
                                                          Henri Deegenaar; Ian F.H. Grant;
                                                  Charles J. Swindells; Prinz Wolfgang E. Ysenburg;                       For All
                                                        Lorrence T. Kellar; Dale H. Rabiner;            For     Withhold   Except
                                                      Alan R. Schriber; and William P. Sheehan          [  ]      [  ]      [  ]
   RECORD DATE SHARES:
                                                    NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's(s') name(s).
                                                    Your shares will be voted for the remaining nominee(s).

                                                2.  To approve amendments to the Trust's Declaration    For     Against   Abstain
                                                    of Trust.                                           [  ]      [  ]      [  ]

                                                3a. To approve a new Investment Management Agreement
                                                    between the Trust and Bartlett & Co. relating to
                                                    the Fund.                                           [  ]      [  ]      [  ]

                                                3b. To approve a Distribution Plan pursuant to Rule
                                                    12b-1 under the Investment Company Act of 1940,
                                                    as amended, relating to the Fund.                   [  ]      [  ]      [  ]

                                                4.  To ratify the selection of Coopers & Lybrand L.L.P.
                                                    as the Trust's independent accountants for the
                                                    fiscal year ending March 31, 1998.                  [  ]      [  ]      [  ]

                                           ----------------------
                                             Date                    Mark box at right if an address change or comment has
Please be sure to sign and date this Proxy.                          been noted on the reverse side of this card.           [  ]
-----------------------------------------------------------------


------Shareholder sign here----------Co-owner sign here----------
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
   DETACH CARD                                                                                                        DETACH CARD


                             BARTLETT CAPITAL TRUST

                           Bartlett Basic Value Fund

           Proxy for Meeting of Shareholders, Tuesday, July 15, 1997


The undersigned shareholder(s) of Bartlett Basic Value Fund (the "Fund"), a series of Bartlett Capital Trust, hereby appoints as proxies Marie K. Karpinski and Kathi D. Bair, and each of them (with power of substitution), to vote all shares of Bartlett Basic Value Fund, which the undersigned is entitled to vote, at the Meeting of Shareholders to be held on Tuesday, July 15, 1997 at 36 East Fourth Street, Cincinnati, Ohio, at 10:00 a.m. Eastern time, and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BARTLETT CAPITAL TRUST. The persons named will vote the Shares represented by this proxy in accordance with the choices made on this card. IF NO CHOICE IS INDICATED AS TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THESE MATTERS. THIS PROXY WILL NOT BE VOTED UNLESS IT IS DATED AND SIGNED EXACTLY AS INSTRUCTED ON THE REVERSE.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

-----------------------------------    ----------------------------------

-----------------------------------    ----------------------------------

-----------------------------------    ----------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                                1.  To elect the ten nominees specified below as
   ==============================                   Trustees to serve until their successors are
       BARTLETT CAPITAL TRUST                       elected and qualified:
   ==============================
  Bartlett Value International Fund                 A. John W. Campbell; Edmund J. Cashman, Jr.;
                                                          Henri Deegenaar; Ian F.H. Grant;
                                                  Charles J. Swindells; Prinz Wolfgang E. Ysenburg;                       For All
                                                        Lorrence T. Kellar; Dale H. Rabiner;            For     Withhold   Except
                                                      Alan R. Schriber; and William P. Sheehan          [  ]      [  ]      [  ]
   RECORD DATE SHARES:
                                                    NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's(s') name(s).
                                                    Your shares will be voted for the remaining nominee(s).

                                                2.  To approve amendments to the Trust's Declaration    For     Against   Abstain
                                                    of Trust.                                           [  ]      [  ]      [  ]

                                                3a. To approve a new Investment Management Agreement
                                                    between the Trust and Bartlett & Co. relating to
                                                    the Fund.                                           [  ]      [  ]      [  ]

                                                3b. To approve a Distribution Plan pursuant to Rule
                                                    12b-1 under the Investment Company Act of 1940,
                                                    as amended, relating to the Fund.                   [  ]      [  ]      [  ]

                                                4.  To ratify the selection of Coopers & Lybrand L.L.P.
                                                    as the Trust's independent accountants for the
                                                    fiscal year ending March 31, 1998.                  [  ]      [  ]      [  ]

                                           ----------------------
                                             Date                    Mark box at right if an address change or comment has
Please be sure to sign and date this Proxy.                          been noted on the reverse side of this card.           [  ]
-----------------------------------------------------------------


------Shareholder sign here----------Co-owner sign here----------
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
   DETACH CARD                                                                                                        DETACH CARD


                             BARTLETT CAPITAL TRUST

                       Bartlett Value International Fund

           Proxy for Meeting of Shareholders, Tuesday, July 15, 1997


The undersigned shareholder(s) of Bartlett Value International Fund (the "Fund"), a series of Bartlett Capital Trust, hereby appoints as proxies Marie K. Karpinski and Kathi D. Bair, and each of them (with power of substitution), to vote all shares of Bartlett Value International Fund, which the undersigned is entitled to vote, at the Meeting of Shareholders to be held on Tuesday, July 15, 1997 at 36 East Fourth Street, Cincinnati, Ohio, at 10:00 a.m. Eastern time, and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BARTLETT CAPITAL TRUST. The persons named will vote the Shares represented by this proxy in accordance with the choices made on this card. IF NO CHOICE IS INDICATED AS TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THESE MATTERS. THIS PROXY WILL NOT BE VOTED UNLESS IT IS DATED AND SIGNED EXACTLY AS INSTRUCTED ON THE REVERSE.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

-----------------------------------    ----------------------------------

-----------------------------------    ----------------------------------

-----------------------------------    ----------------------------------